UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed  by  the  Registrant  /X/
Filed  by  a  Party  other  than  the  Registrant  / /

Check  the  appropriate  box:
/ /  Preliminary Proxy Statement
/ / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Sec.240.14a-12

                          THE WORLD GOLF LEAGUE, INC.
                          ---------------------------
                (Name of Registrant As Specified In Its Charter)

     ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
     0-11.

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     (2)  Aggregate number of securities to which transaction applies:

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          pursuant  to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                          THE WORLD GOLF LEAGUE, INC.
                         2139 State Road 434, Suite 101
                            Longwood, Florida 32779
                              Tel: (407) 331-6272

                                October 6, 2005

Dear  Fellow  Stockholders:

On behalf of the Board of Directors, it is my pleasure to invite you to the 2005 Annual Meeting of Stockholders of The World Golf League, Inc. The meeting will be held on Tuesday, November 1, 2005, at 10:00 a.m. Eastern Time, at Lake Mary Marriott, 1501 International Parkway, Lake Mary, Florida 32746.

You will find information regarding the matters to be voted on in the attached Notice of Annual Meeting of Stockholders and Proxy Statement. A copy of our 2004 Annual Report on Form 10-KSB is enclosed with these materials.

Sincerely,

/s/ Michael S. Pagnano

Michael  S.  Pagnano
Director  and  Chief  Executive  Officer

                          THE WORLD GOLF LEAGUE, INC.
                         2139 State Road 434, Suite 101
                            Longwood, Florida 32779
                              Tel: (407) 331-6272


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    ----------------------------------------


DATE             Tuesday,  November  1,  2005

TIME             10:00  a.m.,  Eastern  Time

PLACE            Lake  Mary  Marriott,  1501  International Parkway, Lake Mary,
                 Florida 32746

RECORD  DATE     September  20,  2005

VOTING  METHOD   Written  ballot - Complete  and  return  a  proxy  card
                 In  person - Attend  and  vote  at  the  meeting
                 Internet - Go to www.proxyvote.com if shown on your proxy card
                 Telephone - Use the toll-free number if shown on your proxy card

PROPOSALS

     Proposal 1   Re-election  of  two  directors:  Michael  S. Pagnano and King
                  D. Simmons

     Proposal 2   Approval  of  a  Certificate  of  Amendment of  Certificate of
                  Incorporation to increase the number of authorized shares of common stock, par value $.001 per share from 1,200,000,000 shares to 2,500,000,000 shares

     Proposal 3   Approval of  The World Golf League, Inc. 2005 Equity Incentive
                  Plan

     Proposal 4   Ratification  of  an  Amendment  to  the  Bylaws,  Article  I
                  Stockholders, Section 7. Stockholder Meetings, regarding a
                  Quorum

     Proposal 5   Ratification  of  the  appointment  of  Pender  Newkirk  &
                  Company, Certified Public Accountants as independent auditors for fiscal year 2005

     Proposal 6   Ratification  of  Executive Employment  Agreement with Michael
                  S. Pagnano effective July 29, 2003

     Proposal 7   Ratification  of  $50,000  in  Bonuses  in  2005 to Michael S.
                  Pagnano

     Proposal 8   Ratification  of  the  Consulting  Services  Agreements  with
                  Upwon, LLC dated June 4, 2004 and February 10, 2005

     Proposal 9   Ratification  of  Consulting  Agreements with Donson Brooks for 20,000,000 and 90,000,000 shares effective April 11, 2005

     Proposal 10  Ratification  of  Broadcasting  Agreement  with  Paxson
                  Productions, Inc. dated July 25, 2005

     Proposal 11  Ratification  of  Personal  Services  Contract  with  John
                  O'Hurley dated July 28, 2005

Stockholders will also transact any other business which may properly come before the meeting. At this time, the Board of Directors knows of no other proposals or matters to be presented.

For at least ten days prior to the meeting, a list of the stockholders entitled to vote at the annual meeting will be available for examination, for purposes germane to the meeting, during ordinary business hours at our principal executive offices. The list will also be available for examination at the meeting.

The proxy statement is accompanied by a copy of our 2004 Annual Report on Form 10-KSB.

                                On  behalf  of  the  Board  of  Directors:

                                /s/ Michael S. Pagnano
                                ------------------------------------------------
                                Michael S. Pagnano, Chief Executive Officer October 6, 2005

                          THE WORLD GOLF LEAGUE, INC.

--------------------------------------------------------------------------------
                                PROXY STATEMENT
--------------------------------------------------------------------------------

This proxy statement is furnished in connection with the solicitation of proxies by The World Golf League, Inc., on behalf of the Board of Directors, for the 2005 Annual Meeting of Stockholders. This proxy statement and the related proxy form are first being mailed to security holders on or about October 11, 2005.

You  can  vote  your  shares  using  one  of  the  following  methods:

    -   Complete and return a written proxy card
    -   Vote on the Internet at www.proxyvote.com if shown on your proxy card
    -   Vote by telephone using the toll-free number if shown on your proxy card
    -   Attend and vote at the meeting

Internet and telephone voting are available 24 hours a day, and if you use one of those methods, you do not need to return a proxy card. Unless you are planning to vote at the meeting, your vote must be received by 11:59 p.m., Eastern Time, on October 31, 2005.

Even if you submit your vote by one of the first three methods mentioned above, you may still vote at the meeting if you are a record holder of your shares or hold a legal proxy from the record holder. See "Additional Information - Voting by Street Name Holders." Your vote at the meeting will constitute a revocation of your earlier voting instructions.

Stockholders are being asked to consider eleven proposals at the meeting. The following is a summary of the proposals and the voting recommendations of the Board of Directors.

                                                                      BOARD
PROPOSAL                                                          RECOMMENDATION
--------                                                          --------------

Proposal 1 -  Re-election of Directors                                  FOR

Proposal 2 -  Approval of Certificate of Amendment                      FOR

Proposal 3 -  Approval of the World Golf League, Inc. 2005 Equity
              Incentive Plan                                            FOR

Proposal 4 -  Ratification of an Amendment to the Bylaws                FOR

Proposal 5 -  Ratification of Independent Auditor                       FOR

Proposal 6 -  Ratification  of  Executive Employment Agreement
              with Michael S. Pagnano                                   FOR

Proposal 7 -  Ratification of $50,000 in Bonuses in 2005 to
              Michael S. Pagnano                                        FOR

Proposal 8 -  Ratification  of  Consulting Services Agreements with
              Upwon, LLC
                                                                        FOR

Proposal 9 -  Ratification of Consulting Agreements with Donson Brooks  FOR

Proposal 10 - Ratification of Broadcasting Agreement with Paxson
              Productions, Inc.
                                                                        FOR

Proposal 11 - Personal Services Contract with John O'Hurley             FOR

                                    PROPOSALS

The details of each proposal to be voted on at the annual meeting are set forth below.

===============================================================================
PROPOSAL 1 -     RE-ELECTION OF TWO DIRECTORS
===============================================================================

Our board of directors currently has two members, Michael S. Pagnano and King D. Simmons, both of whom are standing for re-election at the annual meeting. Directors elected at this meeting will serve until the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal.

Any vacancy occurring between stockholders' meetings, including vacancies resulting from an increase in the number of directors may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director. A director elected to fill a vacancy will serve until the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal. On August 8, 2004, William Page resigned as one of our directors. Pursuant to our bylaws, as amended, the Board of Directors decreased the number of directors to eliminate the vacancy created by Mr. Page's resignation.

Biographical information about each of these nominees is included under "Director Information" below.

The  Board  of  Directors  recommends  a vote "FOR"  both  of  the  nominees.
----------------------------------------------------------------------------

Each of the nominees has agreed to serve if elected. We have no reason to believe that any of the nominees would be unable or unwilling to serve if elected. However, if for some reason any of them are unable or unwilling to accept election, our board of directors will appoint a substitute to hold office until the next annual meeting of stockholders. If you have submitted a proxy and a substitute nominee is selected, your shares will be voted for the election of the substitute nominee.

In accordance with our Bylaws, as amended, directors are elected by a plurality of the votes of shares represented and entitled to be voted at the meeting.

DIRECTOR  INFORMATION

Set forth below is biographical and other information, as of September 20, 2005, about the persons who will make up our board of directors following the meeting, assuming election of the nominees named above.

MICHAEL S. PAGNANO, age 54, has served as our Chief Executive Officer, Chief Financial Officer and as a Director since January 2003. Between December 1999 and January 2003, Mr. Pagnano served as Chief Executive Officer and Director of The World Golf League, Inc., our wholly-owned Florida subsidiary, prior to our acquisition of that company. From May 1986 to December 1999, Mr. Pagnano served as the President of Competitive Strategies Corp. Mr. Pagnano received a Bachelors degree in Business Administration from St. Peters College.

KING D. SIMMONS, age 42, has served us as a Director since February 2003. Mr. Simmons has served as General Manager for American Golf Corp since May 1995, except for the period from January 2004 to December 2004 when he served as General Manager of Meadowbrook Golf Corp. Mr. Simmons is a former NFL football player and a member of the P.G.A., the NFL Alumni, and the NFL Players
Association.  Mr.  Simmons  received  a  Bachelors  degree  from  Texas  Tech
University.

There are no family relationships among our directors, executive officers or persons nominated to become directors or executive officers.

We are not aware of the occurrence during the last five years of any events that are material to an evaluation of the ability or integrity of any of our directors, persons nominated to become directors, executive officers, or control persons such as the following:

     - Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;
     - Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses) ;
     - Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting the involvement of such person in any type of business, securities or banking activities; and
     - Being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

DIRECTOR COMPENSATION

Annual Fee - We do not have in effect a policy regarding an annual fee or other compensation for serving on our board of directors.

Equity Incentives - Our directors are eligible to participate in any of our equity incentive plans. We periodically grant shares or options to purchase shares of our common stock to our non-employee directors.

Other Benefits - We reimburse our directors for their reasonable expenses incurred in attending meetings of our board. The employment agreement that we entered into with Michael S. Pagnano, who also serves as our Chief Executive Officer, President, and Chief Financial Officer, requires us to indemnify Mr. Pagnano to the full extent permitted by law or as set forth in our certificate of incorporation, as amended, and our bylaws, as amended. Delaware law authorizes us to indemnify directors, officers employees or agents in non-derivative suits if such person acted in good faith and in a manner that such person reasonably believed to be in or not opposed to our best interest and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful, as determined in accordance with Delaware law.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We believe that all prior related party transactions have been entered into upon terms no less favorable to us than those that could be obtained from unaffiliated third parties. Our reasonable belief of fair value is based upon proximate similar transactions with third parties or attempts to obtain the services from third parties. All ongoing and future transactions with such persons, including any loans from or compensation to such persons, will be approved by a majority of disinterested members of our board of directors.

Effective July 29, 2003, we and Michael S. Pagnano entered into a three-year employment agreement pursuant to which Mr. Pagnano serves as our Chief Executive Officer and one of our directors. The terms of the employment agreement provide that Mr. Pagnano will receive base compensation of $15,000 per month for the first year, $16,500 per month for the second year, and $18,150 per month for the third year in equal semi monthly installments, four weeks of paid vacation, and $30,000 upon execution of the employment agreement as a bonus to be used towards the purchase of a car. Mr. Pagnano is also entitled to participate in any health insurance or other employee benefit plan which we may adopt and any incentive program or discretionary bonus program which our board of directors may be implement. Mr. Pagnano may renew the employment agreement by providing us with written notice at least thirty days, but not more than sixty days, before the end of the three-year term. Mr. Pagnano may terminate his employment for "good reason" by giving us ten days written notice if: (i) he is assigned, without his express written consent, any duties materially inconsistent with his positions, duties, responsibilities, or status with us or a change in his reporting responsibilities or titles as in effect as of July 29, 2003; (ii) his compensation is reduced; or (iii) we do not pay any material amount of compensation due under the employment agreement and then fail either to pay such amount within the ten day notice period required for termination or to contest in good faith such notice. We may terminate the employment agreement without cause. In the event of termination for good reason by Mr. Pagnano or without cause by us, we are obligated to pay Mr. Pagnano a severance payment equal to $45,000 if within the first year, $49,500 if within the second year, $54,450 if within the third year of employment in addition to all payments of salary earned by Mr. Pagnano through such date of termination in one lump sum payment.

In August 2003, we granted Michael S. Pagnano, our Chief Executive Officer, stock options to buy 4,000,000 shares of our common stock at an exercise price of $0.051 per share pursuant to our 2003 Stock Option Plan. Two of our Non Employee Directors (as that term is defined in Rule 16b-3(b)(3)) approved the grant. In August 2003, Mr. Pagnano exercised his option to acquire 2,700,000 shares of common stock in exchange for consulting services valued at $56,758 and the cancellation of $80,942 of partial indebtedness that we owed to Mr. Pagnano. The grant of the stock options was ratified by the majority stockholders at the annual stockholders meeting in February 2004.

In September 2003, we issued 1,000,000 shares of Series A preferred stock to Michael S. Pagnano, our Chief Executive Officer. Each share of Series A preferred stock is entitled to 300 votes and ranks senior to our common stock with respect to our liquidation, dissolution or winding up.

During October 2003, Michael S. Pagnano, our Chief Executive Officer, advanced us $33,000. This payable was non-interest bearing, uncollateralized and due on demand. We repaid the advance during 2004.

In October, 2003, William Page and King D. Simmons, who were non-employee directors at the time, each received 1,000,000 shares of our common stock in consideration for services rendered as directors. We issued the shares under our 2003 Non Qualified Stock Option Plan in lieu of a $35,000 cash payment.

In February 2004, Michael S. Pagnano, our Chief Executive Officer, exercised the remainder of his options granted under the 2003 Stock Option Plan and acquired 1,300,000 shares of common stock at $0.051 per share. In lieu of cash, a payable to Mr. Pagnano of $38,061 was reduced to $-0 and the remaining $28,239 was recorded as compensation expense.

During the six months ended June 30, 2005, Michael S. Pagnano, our Chief Executive Officer, received a prepayment of compensation in the amount of $14,428 which we have included on our balance sheet as of such date as prepaid officer salary.

In August 2005, the Board of Directors, via unanimous written consent to action without a meeting, approved a bonus of $25,000 to Michael S. Pagnano, effective September 1, 2005, and a bonus of $25,000 to him effective December 1, 2005 for his services as our Chief Executive Officer.

SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

Section 16(a) of the Exchange Act of 1934, as amended (the "Exchange Act"), requires our directors, executive officers and persons who own more than 10% of a class of our equity securities which are registered under the Exchange Act to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes of ownership of such registered securities. Such executive officers, directors and greater than 10% beneficial owners are required by Commission regulation to furnish us with copies of all
Section  16(a)  forms  filed  by  such  reporting  persons.

According to our best knowledge, based solely on a review of the copies of such reports furnished to us and on representations that no other reports were required, no person required to file such a report failed to file during the most recent fiscal year or prior fiscal years. Based on stockholder filings with the Commission, Michael S. Pagnano, King D. Simmons and William Page (a former director) were subject to Section 16(a) filing requirements during the most recent fiscal year.

NO  STANDING  AUDIT,  NOMINATING  OR  COMPENSATION  COMMITTEE

We do not have a standing audit, nominating, or compensation committee, or any other committees of our board of directors performing similar functions. We do not have an audit committee financial expert. We are trying to raise additional capital before implementing an audit, nominating or compensation committee or having someone serve as an independent audit committee financial expert.

MEETINGS, ATTENDANCE AND CONSENT OF THE BOARD OF DIRECTORS

Our board of directors did not hold any meetings during the last full fiscal year. All of the directors executed over five written consents to action without a meeting during the last full fiscal year.

================================================================================
PROPOSAL 2 -     APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION,
                 AS AMENDED
================================================================================

WHAT  ARE  THE  STOCKHOLDERS  BEING  ASKED  TO  APPROVE?

The Board of Directors is asking stockholders to approve an amendment to our certificate of incorporation, as amended, to increase the authorized shares to 2,500,000,000 shares of common stock, to reauthorize the par value of $.001 per share of common stock and to reauthorize 10,000,000 shares of preferred stock with a par value of $.001 per share of preferred stock.

The  Board of Directors recommends a vote "FOR" the approval of the amendment to
--------------------------------------------------------------------------------
the  certificate  of  incorporation,  as  amended.
-------------------------------------------------

Approval of this proposal requires the affirmative vote of a majority of the shares of common stock and Series A preferred stock represented at the meeting and entitled to vote.

If approved, the Board of Directors will instruct the officers to file as soon as practicable a Certificate of Amendment of Certificate of Incorporation with the State of Delaware in a form substantially similar to the attached APPENDIX A to affect the amendment.

WHAT  IS  THE  PURPOSE  OF  THE  AMENDMENT?

The increase in authorized but unissued shares of common stock would enable us, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, establishing strategic relationships with corporate partners, stock splits and dividends, present and future employee benefit programs and other corporate purposes. As of September 20, 2005, we had 1,000,381,616 shares of common stock issued and outstanding and were authorized to issue 1,200,000,000 shares of common stock. Our board of directors believed that it was in our best interest for them to have the authority to issue 2,500,000,000 shares of common stock in order to have additional authorized but unissued shares available for issuance to meet the aforementioned business needs as they arise without the expense and delay of a special meeting of stockholders. Our board of directors believes that the availability of additional authorized shares of common stock will provide us with continued flexibility to issue common stock for proper corporate purposes.

WHAT  EFFECT  WILL  THE  AMENDMENT  HAVE  ON  EXISTING  STOCKHOLDERS?

The terms of the additional shares of common stock will be identical to those of the currently outstanding shares of common stock. However, because holders of common stock have no preemptive rights to purchase or subscribe for any of our unissued stock, the issuance of additional shares of common stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of common stock. This amendment and the creation of additional shares of authorized common stock will not alter the current number of issued shares. The relative rights and limitations of the shares of common stock will remain unchanged under this amendment.

The proposed increase in the authorized number of shares of common stock could have a number of effects on our stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover more difficult. For example, additional shares could be issued by us so as to dilute the stock ownership or voting rights of persons seeking to obtain control of our company, even if the persons seeking to obtain control offer an above-market premium that is favored by a majority of the independent stockholders. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. In addition, Michael S. Pagnano, our Chief Executive Officer may be able to prevent a takeover by voting his shares of our Series A preferred stock, which have an aggregate of 300,000,000 votes, and his common stock. Our board of directors is not aware of any attempt, or contemplated attempt, to acquire control of our company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

DOES  THE  COMPANY  HAVE  PLANS  TO ISSUE THE ADDITIONAL SHARES OF COMMON STOCK?

We may issue some of the additional shares pursuant to a Securities Purchase Agreement that we entered into with an accredited investor on June
4, 2004 for the sale of (i) $250,000 in convertible debentures and (ii) warrants to buy 2,500,000 shares of our common stock. We need to increase our authorized shares of common stock pursuant to this proposal to satisfy our obligations under the Securities Purchase Agreement.

The debentures bear interest at 7%, mature two years from the date of issuance, and are convertible into our common stock, at the selling stockholder's option.

The convertible debentures are convertible into the number of our shares of common stock equal to the principal amount of the debentures being converted multiplied by 11, less the product of the conversion price multiplied by ten times the dollar amount of the debenture. The conversion price for the convertible debenture is the lesser of (i) $0.25 or (ii) 75% of the average of the five lowest volume weighted average prices during the twenty (20) trading days prior to the conversion. Accordingly, there is in fact no limit on the number of shares into which the debenture may be converted. In addition, the investor is obligated to exercise the warrants concurrently with the submission of a conversion notice by the investor. The warrants are exercisable into 2,500,000 shares of common stock at an exercise price of $1.00 per share.

The investor has contractually agreed to restrict its ability to convert or exercise its warrants and receive shares of our common stock such that the number of shares of common stock held by it and its affiliates after such conversion or exercise does not exceed 4.9% of the then issued and outstanding shares of common stock.

The following are some of the risks associated with entering into the Securities Purchase Agreement:

THERE ARE A LARGE NUMBER OF SHARES UNDERLYING OUR CONVERTIBLE DEBENTURES, AND WARRANTS THAT MAY BE AVAILABLE FOR FUTURE SALE AND THE SALE OF THESE SHARES MAY DEPRESS THE MARKET PRICE OF OUR COMMON STOCK.

As of September 20, 2005, we had 1,000,381,616 shares of common stock issued and outstanding and convertible debentures outstanding that may be converted into an estimated 694,000,000 shares of common stock at current market prices, and outstanding warrants to purchase 1,560,000 shares of common stock. In addition, the number of shares of common stock issuable upon conversion of the outstanding convertible debentures may increase if the market price of our stock declines. All of the shares, including all of the shares issuable upon conversion of the debentures and upon exercise of our warrants, may be sold without restriction. The sale of these shares may adversely affect the market price of our common stock.

THE CONTINUOUSLY ADJUSTABLE CONVERSION PRICE FEATURE OF OUR CONVERTIBLE DEBENTURES COULD REQUIRE US TO ISSUE A SUBSTANTIALLY GREATER NUMBER OF SHARES, WHICH WILL CAUSE DILUTION TO OUR EXISTING STOCKHOLDERS.

Our obligation to issue shares upon conversion of our convertible debentures is essentially limitless. The number of shares of common stock issuable upon conversion of our convertible debentures will increase if the market price of our stock declines, which will cause dilution to our existing stockholders.

THE CONTINUOUSLY ADJUSTABLE CONVERSION PRICE FEATURE OF OUR CONVERTIBLE DEBENTURES MAY ENCOURAGE INVESTORS TO MAKE SHORT SALES IN OUR COMMON STOCK, WHICH COULD HAVE A DEPRESSIVE EFFECT ON THE PRICE OF OUR COMMON STOCK.

The convertible debentures are convertible into shares of our common stock at a 25% discount to the trading price of the common stock prior to the conversion. The significant downward pressure on the price of the common stock as the investor converts and sells material amounts of common stock could encourage short sales by investors. This could place further downward pressure on the price of the common stock. The investor could sell common stock into the market in anticipation of covering the short sale by converting its securities, which could cause the further downward pressure on the stock price. In addition, not only the sale of shares issued upon conversion or exercise of debentures, warrants and options, but also the mere perception that these sales could occur, may adversely affect the market price of the common stock.

THE ISSUANCE OF SHARES UPON CONVERSION OF THE CONVERTIBLE DEBENTURES MAY CAUSE IMMEDIATE AND SUBSTANTIAL DILUTION TO OUR EXISTING STOCKHOLDERS.

The issuance of shares upon conversion of the convertible debentures may result in substantial dilution to the interests of other stockholders since the investor may ultimately convert and sell the full amount issuable on conversion. Although the investor may not convert the convertible debentures and/or exercise the warrants if such conversion or exercise would cause the investor to own more than 4.9% of our outstanding common stock, this restriction does not prevent the investor from converting and/or exercising some of its holdings and then converting the rest of its holdings. In this way, the investor could sell more than this limit while never holding more than this limit. There is no upper limit on the number of shares that may be issued which will have the effect of further diluting the proportionate equity interest and voting power of holders of our common stock.

OUR STOCK PRICE HAS DECLINED, THE SHARES OF COMMON STOCK ALLOCATED FOR CONVERSION OF THE CONVERTIBLE DEBENTURES ARE NOT ADEQUATE AND WE MAY BE REQUIRED TO FILE A SUBSEQUENT REGISTRATION STATEMENT COVERING ADDITIONAL SHARES, WHICH WOULD REQUIRE US TO INCUR SUBSTANTIAL COSTS IN CONNECTION THEREWITH.

Based on the then current market price and the potential decrease in our market price as a result of the issuance of shares upon conversion of the convertible debentures, we made a good faith estimate as to the amount of shares of common stock that we were required to register and allocate for conversion of the convertible debentures. Accordingly, we registered 62,000,000 shares and an additional 550,000,000 shares (or an aggregate of 612,000,000 shares) to cover the conversion of the convertible debentures. As of September 20, 2005, we had convertible debentures outstanding that may be converted into an estimated
694,000,000 shares of common stock at current market prices, and outstanding warrants to purchase 1,560,000 shares of common stock. We have not registered enough shares of common stock for conversion of the convertible debentures and exercise of the warrants. If we are able to increase our authorized shares, we may be required to file an additional registration statement, which would cause us to incur substantial costs in connection with the preparation and filing of such registration statement.

IF WE ARE REQUIRED FOR ANY REASON TO REPAY OUR OUTSTANDING CONVERTIBLE DEBENTURES, WE WOULD BE REQUIRED TO DEPLETE OUR WORKING CAPITAL, IF AVAILABLE, OR RAISE ADDITIONAL FUNDS. OUR FAILURE TO REPAY THE CONVERTIBLE DEBENTURES, IF REQUIRED, COULD RESULT IN LEGAL ACTION AGAINST US, WHICH COULD REQUIRE THE SALE OF SUBSTANTIAL ASSETS.

In June 2004, we entered into a Securities Purchase Agreement for the sale of an aggregate of $250,000 principal amount of convertible debentures. The convertible debentures are due and payable, with 7% interest, two years from the date of issuance, unless sooner converted into shares of our common stock. In addition, any event of default could require the early repayment of the convertible debentures at a price equal to 125% of the amount due under the debentures. We anticipate that the full amount of the convertible debentures, together with accrued interest, will be converted into shares of our common stock, in accordance with the terms of the convertible debentures. If we are required to repay the convertible debentures, we would be required to use our limited working capital and raise additional funds. If we were unable to repay the debentures when required, the debenture holders could commence legal action against us and foreclose on all of our assets to recover the amounts due. Any such action would require us to curtail or cease operations.

We have entered into a term sheet to receive up to $700,000 in convertible debt financing. The debt and accrued interest for this amount will be convertible into our common stock at any time for the lesser of 70% of the average of the five lowest volume weighted average prices during the twenty trading days prior to the conversion or $0.25. The interest rate will be the lesser of Wall Street Journal Prime plus 3% or 8%. In connection with this financing, we will also issue warrants to purchase 500,000,000 shares of our common stock at an exercise price equal to the lesser of 82% of the average of the five lowest volume weighted average prices during the twenty trading days prior to the conversion or $0.25. We will be required to register a sufficient number of shares to satisfy the debt, accrued interest and the warrants. Some of the risks associated with financing of this type are similar to the risks associated with our Securities Purchase Agreement, discussed in the paragraphs immediately preceding this paragraph, including the following:

     -    The potential for a depressed market price;
     - The continuously adjustable conversion price and exercise price features which could result in increased issuances and short sales of our common stock;
     -    Immediate and substantial dilution to existing stockholders;
     -    Costs associated with filing a registration statement;
     - Repayment of the debt which would deplete our working capital, if available, or require us to raise additional funds; and
     - The inability to repay the debt which could result in legal action against us or a foreclosure on all of our assets.


================================================================================
PROPOSAL  3 - APPROVAL OF THE WORLD GOLF LEAGUE, INC. 2005 EQUITY INCENTIVE PLAN
================================================================================

WHAT  ARE  THE  STOCKHOLDERS  BEING  ASKED  TO  APPROVE?

The Board of Directors is asking stockholders to approve The World Golf League, Inc. 2005 Equity Incentive Plan (the "2005 Plan"). The Board of Directors adopted the 2005 Plan on September 20, 2005, via unanimous written consent without a meeting in a form substantially similar to the attached APPENDIX B. The following is a summary of the material features of the 2005 Plan.

The  Board  of  Directors recommends a vote "FOR" the approval of the 2005 Plan.
-------------------------------------------------------------------------------

Approval of this proposal requires the affirmative vote of a majority of the shares of common stock and Series A preferred stock represented at the meeting and entitled to vote.

WHAT  IS  THE  PURPOSE  OF  THE  2005  PLAN?

The purpose of the 2005 Plan is to promote our financial success and interests and materially increase shareholder value by giving incentives to officers, other employees, directors, consultants and advisors of ours or any present or future subsidiaries of ours by providing opportunities to acquire our stock.

WHO  IS  ELIGIBLE  TO  PARTICIPATE  IN  THE  2005  PLAN?

The 2005 Plan will provide an opportunity for any employee, officer, director, consultant or advisor of ours or any related corporation (the "Participants") to receive a grant of options to purchase shares of our common stock ("Options") or a grant of awards of our common stock ("Awards) as well as opportunities for such persons to purchase shares of our common stock ("Purchases"). We currently have two full-time employees (including an officer/director) and one additional director who would be eligible to participate in the 2005 Plan. We use various consultants and advisors, the approximate number of which we cannot determine, who would also be eligible to participate in the 2005 Plan. There are no other eligibility requirements such as length of service or full-time commitment to be eligible to participate in the 2005 Plan.

It is not possible to determine the benefits or amounts that either will be received by or allocated to any particular person or group of people under the 2005 Plan or would have been received by or allocated to any particular person or group of people for the 2004 fiscal year if the 2005 Plan had been in effect.

Options, Awards and Purchases under the 2005 Plan will not qualify for deferred compensation under the Internal Revenue Code of 1986 as amended from time to time (the "Code"). As such, the value of any Awards and the exercise or vesting of any Options or Purchases for an amount less than the fair market value thereof, as determined by our board of directors or designated committee in its sole discretion, will be considered to be compensation with respect to which we reserve the right to withhold income taxes.

WHO  WILL  ADMINISTER  THE  2005  PLAN?

Our board of directors or a committee appointed by our board of directors will, in its sole discretion, administer the 2005 Plan. The members of any committee appointed by our board of directors may be employees or non-employees. In making determinations to grant Options or Awards or authorize Purchases, the board and/or the committee may take into account the nature of the services rendered by such person, his or her present and potential contribution to our success and such other factors as our board of directors and/or committee in its discretion shall deem relevant.

WHAT IS THE AMOUNT AND PER SHARE VALUE OF THE COMMON STOCK SUBJECT TO THE 2005 PLAN?

The maximum aggregate number of shares of our common stock reserved for Options, Awards and Purchases under the 2005 Plan will be 150,000,000 shares. The market value of the common stock was $0.003 based on the last sale price as reported on the over-the-counter Bulletin Board as of September 20, 2005. We will receive services as consideration for the grant of Options and Awards or the authorization of Purchases.

WHAT IS THE EXERCISE PRICE AND EXPIRATION DATE OF OPTIONS AND PURCHASES UNDER THE 2005 PLAN?

Our board of directors, in its sole discretion, shall determine the exercise price of any Options granted or Purchases authorized under the 2005 Plan which exercise price shall be set forth in the agreement evidencing the Option or Purchase. Such exercise price shall in no event be less than the par value per share of our common stock.

WHAT EQUITABLE ADJUSTMENTS WILL BE MADE IN THE EVENT OF CERTAIN CORPORATE TRANSACTIONS?

In the event of a merger, consolidation, sale of all or substantially all of our assets, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction involving our Common Stock, the administrator will make appropriate equitable adjustments, if any, to the shares of common stock authorized for issuance under the 2005 Plan, the shares of common stock subject to any then outstanding Options under the 2005 Plan, and the purchase price of such shares of common stock as to which Options are outstanding.

WHAT  HAPPENS  TO OPTIONS UPON TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIPS?

Upon termination of employment or other relationships with us or a related company for any reason including death, our board of directors or a committee appointed by our board of directors will determine the period of time during which an Option may be exercised, which period will be set forth in the agreement evidencing the Option.

MAY  THE  2005  PLAN  BE  MODIFIED,  AMENDED  OR  TERMINATED?

Our board of directors may at any time, and from time to time, modify, amend or terminate the 2005 Plan. No such modification, amendment or termination may adversely affect outstanding Options.

The description of the 2005 Plan is qualified in all respects by the actual provisions of the 2005 Plan, which is attached to this proxy statement as APPENDIX B.

================================================================================
PROPOSAL  4  - RATIFICATION OF AN AMENDMENT TO THE BYLAWS TO DECREASE THE QUORUM
================================================================================

WHAT  ARE  THE  STOCKHOLDERS  BEING  ASKED  TO  RATIFY?

The Board of Directors is asking stockholders to ratify an amendment to Article I Stockholders, Section 7. Stockholder Meetings, of our bylaws which decreased the number of holders of our outstanding stock required to constitute a quorum from "a majority" to "one-third." The Board of Directors amended the bylaws on September 13, 2005, via unanimous signed written consent to action without a meeting.

Our certificate of incorporation, as amended, gives the Board of Directors the power to adopt, amend or repeal the bylaws. Although stockholder approval is not required to amend our bylaws, the Board of Directors considers this to be an important matter of stockholder concern and considers a proposal for stockholders to ratify such an amendment to be an important opportunity for stockholders to provide direct feedback to the Board of Directors on an important issue of corporate governance. However, we will NOT alter our prior actions in the event of a negative vote on the matter by security holders; therefore the holders of one-third of the outstanding shares of stock entitled to vote at the annual meeting to which this proxy statement relates must be present in person or represented by proxy before any business may be conducted.

The  Board  of Directors recommends a vote "FOR" the ratification of the amended
--------------------------------------------------------------------------------
bylaws.
------

Approval of this proposal requires the affirmative vote of a majority of the shares of common stock and Series A preferred stock represented at the meeting and entitled to vote.

We  have  attached  a  copy  of  the  Amended  Bylaws  as  APPENDIX  C.

WHAT  IS  THE  PURPOSE  OF  THE  AMENDMENT?

By decreasing the number of holders of our outstanding stock required to constitute a quorum from "a majority" to "one-third," the Board of Directors increased our chances of establishing a quorum to conduct business at a meeting of stockholders such as our 2005 Annual Meeting for which you are receiving this proxy statement. As of September 20, 2005, we had shares of common stock and Series A preferred stock representing an aggregate of 1,300,381,616 eligible votes. Prior to the amendment, shares representing 500,190,808 eligible votes would have been required to constitute a quorum at the annual meeting. As a result of the amendment, shares representing 433,460,539 eligible votes are required for a quorum to conduct business at the annual meeting.

After the amendment, the relevant portion of Article I Stockholders, Section 7. Stockholder Meetings, reads as follows:

     QUORUM. The holders of one-third of the outstanding shares of stock shall constitute a quorum at a meeting of stockholders for the transaction of any business. The stockholders present may adjourn the meeting despite the absence of a quorum.

Prior  to the amendment, the relevant portion of Article I Stockholders, Section
7.  Stockholder  Meetings,  read  as  follows:

     QUORUM. The holders of a majority of the outstanding shares of stock shall constitute a quorum at a meeting of stockholders for the transaction of any business. The stockholders present may adjourn the meeting despite the absence of a quorum.

================================================================================
PROPOSAL  5  -  RATIFICATION  OF  THE  APPOINTMENT  OF PENDER NEWKIRK & COMPANY,
                CERTIFIED  PUBLIC  ACCOUNTANTS  AS  INDEPENDENT  AUDITORS
================================================================================

WHAT  ARE  THE  STOCKHOLDERS  BEING  ASKED  TO  RATIFY?

The Board of Directors, via unanimous written consent to action without a meeting, appointed Pender Newkirk & Company, Certified Public Accountants ("Pender Newkirk"), as principal independent accountant for our fiscal year 2005, and is asking stockholders to ratify that appointment. Although stockholder approval is not required for the appointment of independent auditor, the Board of Directors considers this to be an important matter of stockholder concern and considers a proposal for stockholders to ratify such appointment to be an important opportunity for stockholders to provide direct feedback to the Board of Directors on an important issue of corporate governance. However, we will NOT alter our prior actions in the event of a negative vote on the matter by security holders.

The  Board  of  Directors  recommends  a  vote  "FOR" the ratification of Pender
--------------------------------------------------------------------------------
Newkirk as World  Golf's independent  auditor  for  fiscal  2005.
----------------------------------------------------------------

Approval of this proposal requires the affirmative vote of a majority of the shares of common stock and Series A preferred stock represented at the meeting and entitled to vote.

Pender Newkirk is a registered public accounting firm and has served as our principal independent accountant since July 8, 2005, after succeeding Ham, Langston & Brezina, L.L.P., Certified Public Accountants ("Ham Langston"). Ham Langston audited our financial statements for the fiscal year ended December 31, 2004 and the fiscal year ended December 31, 2003.

We do not anticipate that a representative from Pender Newkirk or Ham Langston will be present at the annual meeting. In the event that a representative of Pender Newkirk and/or Ham Langston is present at the annual meeting, the representative will have the opportunity to make a statement if he or she desires to do so and we will allow such representative to be available to respond to appropriate questions.

CHANGES  IN  ACCOUNTANTS

Effective June 8, 2005, the client auditor relationship between us and Ham Langston ceased as the former principal independent accountant resigned. Effective July 8, 2005, after receiving the unanimous written consent of our board of directors, we engaged Pender Newkirk as our new principal independent accountant for the fiscal year ended December 31, 2005.

Ham Langston 's report on our financial statements for the fiscal years ended December 31, 2003 and December 31, 2004 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles except for concerns about our ability to continue as a going concern.

In connection with the audit of our fiscal years ended December 31, 2003 and December 31, 2004, and any later interim period, including the interim period up to and including the date the relationship with Ham Langston ceased, there were no disagreements as provided in Item 304(a)(iv)(A) of Regulation S-B with Ham Langston on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Ham Langston would have caused Ham Langston to make reference to the subject matter of the disagreement(s) in connection with its report on our financial statements. There were no reportable events as provided in Item 304(a)(iv)(B) of Regulation S-B during our fiscal years ended December 31, 2003 and December 31, 2004, and any later interim period, including the interim period up to and including the date the relationship with Ham Langston ceased.

We authorized Ham Langston to respond fully to any inquiries of any new auditors hired by us relating to their engagement as our independent accountant. We requested that Ham Langston review the disclosure in the Form 8-K that we filed with the Commission on June 27, 2005. We gave Ham Langston an opportunity to furnish us with a letter addressed to the Commission containing any new information, clarification of our expression of its views, or the respect in which it did not agree with the statements made by us in such Form 8-K. We filed Ham Langston's letter as an exhibit to such Form 8-K.

We did not previously consult with Pender Newkirk regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or (ii) the type of audit opinion that might be rendered on our financial statements; or (iii) any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv)(A) of Regulation S-B) between us and Ham Langston, as there were no such disagreements, or an other reportable event (as defined in Item 304(a)(1)(iv)(B) of Regulation S-B) during our two most recent fiscal years ended December 31, 2004, and any later interim period, including the interim period up to and including the date the relationship with Ham Langston ceased. We had not received any written or oral advice concluding there was an important factor to be considered by us in reaching a decision as to an accounting, auditing, or financial reporting issue.

Pender Newkirk reviewed the disclosure in the Form 8-K that we filed with the Commission on July 12, 2005, before it was filed with the Commission. We gave Pender Newkirk an opportunity to furnish us with a letter addressed to the Commission containing any new information, clarification of our expression of its views, or the respects in which it did not agree with the statements made by us in response to Item 304 of Regulation S-B. Pender Newkirk did not furnish such a letter.

AUDIT  FEES

The audit and audit related fees billed for the fiscal years ended December 31, 2004 and December 31, 2003, for professional services rendered by the principal accountant for the audit of our annual financial statements and review of financial statements included in our Forms 10-QSB for services that are normally provided by such accountant in connection with statutory and regulatory filings or engagements for those fiscal years was $25,500 and $30,031, respectively.

AUDIT-RELATED  FEES,  TAX  FEES  AND  ALL  OTHER  FEES

Our principal independent accountant did not bill us for audit-related fees, tax fees or any other fees for the fiscal years ended December 31, 2004 and December 31, 2003. Our principal independent accountant did not render any professional services to the Company for financial information systems design and implementation, as described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X, during the year ended December 31, 2003.

================================================================================
PROPOSAL  6 -     RATIFICATION OF EXECUTIVE EMPLOYMENT AGREEMENT WITH MICHAEL S.
                  PAGNANO  EFFECTIVE  JULY  29,  2003
================================================================================

WHAT ARE THE STOCKHOLDERS BEING ASKED TO RATIFY?

The Board of Directors is asking stockholders to ratify an executive employment agreement with Michael S. Pagnano which became effective on July 29, 2003. The Board of Directors approved the executive employment agreement via unanimous signed written consent to action without a meeting. Although stockholder approval is not required to enter into an executive employment agreement, the Board of Directors considers this to be an important matter of stockholder concern and considers a proposal for stockholders to ratify such an agreement to be an important opportunity for stockholders to provide direct feedback to the Board of Directors on an important issue of corporate governance. However, we will NOT alter our prior actions in the event of a negative vote on the matter by security holders.

The Board of Directors recommends a vote "FOR" the ratification of the executive
--------------------------------------------------------------------------------
employment  agreement  with  Michael  S.  Pagnano.
-------------------------------------------------

Approval of this proposal requires the affirmative vote of a majority of the shares of common stock and Series A preferred stock represented at the meeting and entitled to vote.

We  have  attached  a  copy of the executive employment agreement as APPENDIX D.

WHAT IS THE PURPOSE OF THE EMPLOYMENT AGREEMENT?

Effective July 29, 2003, we entered into the three-year executive employment agreement with Mr. Pagnano to retain his services as our Chief Executive Officer and as a director. Our success depends to a significant extent upon the continued service of Mr. Pagnano. Mr. Pagnano may renew the employment agreement by providing us with written notice at least thirty days, but not more than sixty days, before the end of the three-year term. Although the employment agreement limits the circumstances under which Mr. Pagnano may terminate his employment, there is no assurance that we will be able to retain his services. If we were to lose Mr. Pagnano's services, it could have a material adverse effect on our growth, revenues, and prospective business.

WHAT  IS  MR.  PAGNANO'S  COMPENSATION  UNDER  THE  EMPLOYMENT  AGREEMENT?

Under the terms of the employment agreement, Mr. Pagnano received base compensation of $15,000 per month for the first year and $16,500 per month for the second year. Mr. Pagnano currently receives $18,150 per month in equal semi-monthly installments. Mr. Pagnano receives four weeks of paid vacation and, upon execution of the employment agreement he received $30,000 as a bonus to be used towards the purchase of a car. Mr. Pagnano is also entitled to participate in any health insurance or other employee benefit plan which we may adopt and any incentive program or discretionary bonus program which our board of directors may be implement.

UNDER  WHAT  CIRCUMSTANCES  CAN  MR.  PAGNANO'S  EMPLOYMENT  BE  TERMINATED?

Mr. Pagnano may terminate his employment for "good reason" by giving us ten days written notice if: (i) he is assigned, without his express written consent, any duties materially inconsistent with his positions, duties, responsibilities, or status with us or a change in his reporting responsibilities or titles as in effect as of July 29, 2003; (ii) his compensation is reduced; or (iii) we do not pay any material amount of compensation due under the employment agreement and then fail either to pay such amount within the ten day notice period required for termination or to contest in good faith such notice. We may terminate the employment agreement without cause. In the event of termination for good reason by Mr. Pagnano or without cause by us, we are obligated to pay Mr. Pagnano a severance payment equal to $45,000 if within the first year, $49,500 if within the second year, $54,450 if within the third year of employment in addition to all payments of salary earned by Mr. Pagnano through such date of termination in one lump sum payment.

================================================================================
PROPOSAL  7  -     RATIFICATION  OF  $50,000  IN  BONUSES  IN 2005 TO MICHAEL S.
                   PAGNANO
================================================================================

WHAT ARE THE STOCKHOLDERS BEING ASKED TO RATIFY?

The Board of Directors is asking stockholders to ratify $50,000 of bonuses in 2005 for Michael S. Pagnano, our Chief Executive Officer. The Board of Directors approved the bonuses via unanimous signed written consent to action without a meeting. Although stockholder approval is not required to grant bonuses, the Board of Directors considers this to be an important matter of stockholder concern and considers a proposal for stockholders to ratify such bonuses to be an important opportunity for stockholders to provide direct feedback to the Board of Directors on an important issue of corporate governance. However, we will NOT alter our prior actions in the event of a negative vote on the matter by security holders.

The  Board  of  Directors recommends a vote "FOR" the ratification of $50,000 in
--------------------------------------------------------------------------------
bonuses  in  2005 to Michael  S.  Pagnano.
-----------------------------------------

Approval of this proposal requires the affirmative vote of a majority of the shares of common stock and Series A preferred stock represented at the meeting and entitled to vote.

WHAT IS THE PURPOSE OF THE BONUSES?

On August 23, 2005, the Board of Directors approved two bonuses in the amount of $25,000 to be paid to Michael S. Pagnano on September 1, 2005 and December 1, 2005. Mr. Pagnano was instrumental in securing a broadcasting agreement with Paxson Productions, Inc., a wholly owned subsidiary of Paxson Communications Corporation, to broadcast The WGL Million Dollar Shootout, a reality-based television show that we plan to produce where 20 players will compete for $1,000,000 in a WGL-handicapped, winner takes all event. Paxson Communications Corporation owns and operates a network of television stations and provides programming to its over-the-air broadcast television stations and cable and satellite televisions systems within the United States which together reach approximately 85 million households as represented and warranted by Paxson. The details of our agreement with Paxson are discussed elsewhere in this proxy statement. Mr. Pagnano has also been instrumental in negotiating and securing other agreements including our wholesale distribution agreement with Upwon, LLC, our consulting agreements with Donson Brooks who provides us with strategic and knowledge management consulting services and our personal services contract with John O'Hurley to host The WGL Million Dollar Shootout. The details of these agreements are discussed elsewhere in this proxy statement.

================================================================================
PROPOSAL  8 -     RATIFICATION OF TWO CONSULTING SERVICES AGREEMENTS WITH UPWON,
                  LLC  DATED  JUNE  4,  2004  AND  FEBRUARY  10,  2005
================================================================================

WHAT ARE THE STOCKHOLDERS BEING ASKED TO RATIFY?

The Board of Directors is asking stockholders to ratify two consulting services agreements with Upwon, LLC effective June 4, 2004 and February 10, 2004. The Board of Directors ratified the consulting services agreements via unanimous signed written consent to action without a meeting. Although stockholder approval is not required to enter into consulting services agreements, the Board of Directors considers this to be an important matter of stockholder concern, considers these agreements with Upwon to be material agreements and considers a proposal for stockholders to ratify these agreements to be an important opportunity for stockholders to provide direct feedback to the Board of Directors on an important issue concerning our business operations. However, we will NOT alter our prior actions in the event of a negative vote on the matter by security holders.

The  Board  of  Directors  recommends  a  vote  "FOR"  the  ratification  of two
--------------------------------------------------------------------------------
consulting services  agreements  with  Upwon,  LLC.
--------------------------------------------------

Approval of this proposal requires the affirmative vote of a majority of the shares of common stock and Series A preferred stock represented at the meeting and entitled to vote.

We have attached a copy of the consulting services agreements with Upwon, LLC as APPENDIX E and APPENDIX F.

WHAT IS THE PURPOSE AND WHAT ARE THE MATERIAL TERMS OF THE CONSULTING SERVICES AGREEMENTS?

On June 4, 2004, we entered into a one-year consulting services agreement with Upwon, LLC pursuant to which Upwon received 15,000,000 shares of our common stock as consideration for providing information, evaluation and consulting services in the area of marketing, promotion, media relations and celebrity endorsement in the sports and entertainment industry. The shares were registered on Form S-8 pursuant to the terms of the agreement. Upwon, LLC is in the business of marketing promotions across several industries, including the consumer electronics and the financial services industries.

On February 10, 2005, we entered into a second, one-year consulting services agreement with Upwon pursuant to which Upwon received 30,000,000 shares of our common stock as consideration for wholesale distribution services that Upwon provides to us. The shares were required to be registered on Form S-8 pursuant to the terms of the agreement. In February 2005, we changed our business strategy and we currently rely on Upwon for wholesale distribution of our memberships pursuant to the consulting services agreement. We provide Upwon with brochures containing membership applications for Upwon to distribute to its clients in connection with purchases of certain consumer electronic brands at major national retail outlets, and to also distribute the brochures within the leisure cruise industry and the professional sports industry. Upon redemption of each completed membership, Upwon will pay us $50. Pursuant to the agreement, we have no obligation other than to run a WGL National Tournament-like event at the client's discretion for 100 players. The client will choose the players from the pool of redeemed memberships. The client will be responsible for costs of the events including the prize pool, which the client will determine.

The consulting services agreements may be renewed if agreed to in writing by us and Upwon. Either we or Upwon may terminate the consulting services agreements upon thirty days prior written notice or without notice if either of us materially breaches our representations, warranties or obligations under the agreements.

HOW  DID  WE  DETERMINE  THE  VALUE  OF  UPWON'S  CONSIDERATION?

We determined that the value of 15,000,000 shares of our common stock that we issued to Upwon was $300,000 based on a market price of $0.02 per share of common stock. We determined that the value of 30,000,000 shares of our common stock that we issued to Upwon was $90,000 based on a market price of $0.003 per share of common stock.

WHAT  SIGNIFICANT  EFFECTS  HAVE  THE  CONSULTING SERVICES AGREEMENTS HAD ON US?

We capitalized the cost of the consulting services agreements with Upwon based on our valuation of the common stock. We amortize this cost over the one-year terms of the agreements.

As a result of our consulting services agreement with Upwon for wholesale distribution services, we also changed the manner in which we recognize revenue. Prior to entering into the consulting services agreement, we recognized membership fee revenue ratably over the membership period which was typically from the date the individual became a member through the completion of the national golf tournament which we planned to hold near the end of each membership period. Since the costs, including the prize money, of hosting a golf tournament are borne by the corporate entity and not by us, now we recognize revenue once the application fee is received.

================================================================================
PROPOSAL  9  -     RATIFICATION  OF CONSULTING AGREEMENTS WITH DONSON BROOKS FOR
                   20,000,000  AND  90,000,000  SHARES  EFFECTIVE APRIL 11, 2005
================================================================================

WHAT ARE THE STOCKHOLDERS BEING ASKED TO RATIFY?

The Board of Directors is asking stockholders to ratify two consulting agreements with Donson Brooks that became effective on April 11, 2005. The Board of Directors ratified the consulting agreements via unanimous signed written consent to action without a meeting. Although stockholder approval is not required to enter into consulting agreements, the Board of Directors considers this to be an important matter of stockholder concern, considers these agreements with Mr. Brooks to be material agreements and considers a proposal for stockholders to ratify these agreements to be an important opportunity for stockholders to provide direct feedback to the Board of Directors on an important issue concerning our business operations. However, we will NOT alter our prior actions in the event of a negative vote on the matter by security holders.

The  Board  of  Directors  recommends  a  vote  "FOR"  the  ratification of two
-------------------------------------------------------------------------------
consulting agreements with Donson  Brooks.
-----------------------------------------

Approval of this proposal requires the affirmative vote of a majority of the shares of common stock and Series A preferred stock represented at the meeting and entitled to vote.

We have attached a copy of the consulting agreements with Donson Brooks as APPENDIX G and APPENDIX H.

WHAT IS THE PURPOSE OF THE CONSULTING AGREEMENTS?

Effective April 11, 2005, we entered into two, twelve-month consulting agreements with Donson Brooks to provide strategic and knowledge management consulting services to us in exchange for an aggregate of 110,000,000 shares of our common stock which are required to be registered of Form S-8. Mr. Brooks has several years of experience in business development and merger and acquisition services.

WHAT  ARE  THE  MATERIAL  TERMS  OF  THE  CONSULTING  AGREEMENTS?

Pursuant to the consulting agreements, Mr. Brooks will provide the following enumerated services:

     - Provide advice and undertake for and consult with us concerning management of sales and marketing resources, consulting, strategic planning, corporate organization and structure, financial matters in connection with the operation of our businesses, expansion of services, acquisitions and business opportunities;
     - Review and advise us regarding our and Mr. Brooks' overall progress, needs and condition;
     - Implement short-range and long-term strategic planning to fully develop and enhance our assets, resources, products, and services;
     - Assist in the identification of potential merger and acquisition candidates;
     - Implement a marketing program to enable us to broaden the markets for our services and promote our image and the image of our products and services;
     - Advise us relative to the recruitment and employment of key executives consistent with our expansion of operations; and
     - Identify, evaluate, structure, negotiate, and close of joint ventures, strategic alliances, business acquisitions and advise with regard to the ongoing management and operation after such acquisitions.

The agreements will automatically renew for an additional three months. Either we or Mr. Brooks may terminate the agreements upon thirty days prior written notice to the other party after the first three months.

HOW  DID  WE  DETERMINE  THE  VALUE  OF  DONSON  BROOKS'  CONSIDERATION?

We determined that the value of 110,000,000 shares of our common stock that we will issue to Donson Brooks is $220,000 based on a market price of $0.002 per share of common stock.

WHAT  SIGNIFICANT  EFFECTS  HAVE  THE  CONSULTING SERVICES AGREEMENTS HAD ON US?

We capitalized the cost of the consulting agreements with Donson Brooks based on our valuation of the common stock. We amortize this cost over the twelve-month term of the agreements.

================================================================================
PROPOSAL 10 -     RATIFICATION OF BROADCASTING AGREEMENT WITH PAXSON
                  PRODUCTIONS, INC. DATED JULY 25, 2005
================================================================================

WHAT ARE THE STOCKHOLDERS BEING ASKED TO RATIFY?

The Board of Directors is asking stockholders to ratify a broadcasting agreement with Paxson Productions, Inc. dated July 25, 2005. The Board of Directors ratified the broadcasting agreement via unanimous signed written consent to action without a meeting. Although stockholder approval is not required to enter into a broadcasting agreement, the Board of Directors considers this to be an important matter of stockholder concern, considers this agreement with Paxson to be a material agreement and considers a proposal for stockholders to ratify this agreement to be an important opportunity for stockholders to provide direct feedback to the Board of Directors on an important issue concerning our business operations. However, we will NOT alter our prior actions in the event of a negative vote on the matter by security holders.

The  Board  of  Directors  recommends  a  vote "FOR"  the  ratification  of the
-------------------------------------------------------------------------------
broadcasting  agreement  with Paxson  Productions, Inc.
------------------------------------------------------

Approval of this proposal requires the affirmative vote of a majority of the shares of common stock and Series A preferred stock represented at the meeting and entitled to vote.

We have attached a copy of the broadcasting agreement with Paxson Productions, Inc. as APPENDIX I.

WHAT IS THE PURPOSE OF THE BROADCASTING AGREEMENT?

On August 2005, we entered into an agreement with Paxson Productions, Inc., a wholly owned subsidiary of Paxson Communications Corporation, to broadcast The WGL Million Dollar Shootout, a reality-based television show that we plan to produce where 20 players will compete for $1,000,000 in a WGL-handicapped, winner takes all event. Paxson Communications Corporation owns and operates a network of television stations and provides programming to its over-the-air broadcast television stations and cable and satellite televisions systems within the United States which together reach approximately 85 million households as represented and warranted by Paxson.

WHAT  ARE  THE  MATERIAL  TERMS  OF  THE  BROADCASTING  AGREEMENT?

Pursuant to the broadcasting agreement, Paxson will provide seven one-hour time slots (Mondays 7pm to 8pm Eastern and Pacific Time, 6pm to 7pm Central and
Mountain Time) for the first season of The WGL Million Dollar Shootout. The agreement provides for us to pay substantial cash consideration to Paxson for its services. We are required to deliver The WGL Million Dollar Shootout to Paxson in conformity with the Paxson's standards and practice guidelines as well as its delivery requirements.

The term of the agreement will be for seven consecutive weeks beginning Monday, January 23, 2006 and ending on March 6, 2006. The WGL Million Dollar Shootout will continue to be aired as discussed above regardless of any change of controlling ownership in Paxson or Paxson Communications Corporation; however, in the event of any change of controlling ownership of Paxson or Paxson Communications Corporation, Paxson has a right to terminate the agreement upon two months advance written notice to us prior to commencement of the term on January 23, 2006. The agreement may also be terminated in the case of a violation by either party of the terms, conditions, or covenants undertaken in the agreement by giving fourteen days' written notice and opportunity to cure to the other party, specifying the particulars of such breach or violation (five days' notice for payment default) or if either party files or is the subject of an involuntary petition in bankruptcy, or a petition or answer seeking reorganization or an arrangement with creditors under the bankruptcy laws in the United States, or applies for or consents to the appointment of a receiver or trustee in contemplation of its dissolution or liquidation of its assets, or makes a general assignment for the benefit of creditors, or is adjudicated bankrupt or insolvent, or indicates in writing that it is unable to pay its obligations as they mature.

================================================================================
PROPOSAL 11 -     RATIFICATION OF PERSONAL SERVICES CONTRACT WITH JOHN O'HURLEY
                  DATED JULY 28, 2005
================================================================================

WHAT ARE THE STOCKHOLDERS BEING ASKED TO RATIFY?

The Board of Directors is asking stockholders to ratify a personal services contract with John O'Hurley dated July 28, 2005. The Board of Directors ratified the personal services contract via unanimous signed written consent to action without a meeting. Although stockholder approval is not required to enter into a personal services contract, the Board of Directors considers this to be an important matter of stockholder concern, considers this contract with Mr. O'Hurley to be a material agreement and considers a proposal for stockholders to ratify this agreement to be an important opportunity for stockholders to provide direct feedback to the Board of Directors on an important issue concerning our business operations. However, we will NOT alter our prior actions in the event of a negative vote on the matter by security holders.

The  Board  of  Directors  recommends  a vote "FOR" the ratification of personal
--------------------------------------------------------------------------------
services  contract  with  John  O'Hurley.
----------------------------------------

Approval of this proposal requires the affirmative vote of a majority of the shares of common stock and Series A preferred stock represented at the meeting and entitled to vote.

We have attached a copy of the personal services contract with John O'Hurley as APPENDIX J.

WHAT IS THE PURPOSE OF THE PERSONAL SERVICES CONTRACT?

We entered into a one-year personal service contract with John O'Hurley beginning on July 27, 2005, for Mr. O'Hurley to host The WGL Million Dollar Shootout, a reality-based television show that we plan to produce where 20 players will compete for $1,000,000 in a WGL-handicapped, winner takes all event. Mr. O'Hurley has several years of experience as a character actor. We believe that Mr. O'Hurley will add entertainment value to The WGL Million Dollar Shootout.

WHAT  ARE  THE  MATERIAL  TERMS  OF  THE  PERSONAL  SERVICES  CONTRACT?

We will use Mr. O'Hurley for five days of shooting during October 2005. We may use the name, image and likeness of Mr. O'Hurley for our overall marketing and promotion of The WGL Million Dollar Shootout and our website during the one-year term of the contract. We will pay an aggregate of $105,000 as consideration for Mr. O'Hurley's services, of which 5% was payable within five days of the contract being fully executed, 15% was payable within thirty days of the contract being fully executed, and the remaining 80% is payable within five days of the completion of shooting. In addition, we will pay all reasonable travel expenses including first class or private air travel, accommodations and meals for Mr. O'Hurley. The contract does not cover additional services such as appearances, which will be negotiated on a case-by-case basis. We and Mr. O'Hurley may mutually agree to renew the personal services contract beyond the contract period, subject to terms and conditions acceptable to both of us.


                                  OTHER MATTERS

Our board or directors does not intend to present, or have any reason to believe others will present, any items of business other than those presented in this this proxy statement.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of the September 20, 2005 by (i) each person known by us to be the beneficial owner of more than 5% of our common stock; (ii) each of our directors, nominees and named executive officers; and (iii) all directors and executive officers as a group:


                                       COMMON STOCK
                                       BENEFICIALLY
                                          OWNED (2)
                                   ----------------------
NAME AND ADDRESS (1)                       NUMBER           PERCENT
---------------------------------  ----------------------  --------

Michael S. Pagnano                       340,662,518  (3)     26.2%
---------------------------------  ----------------------  --------

King D. Simmons                              172,157             *
---------------------------------  ----------------------  --------

Executive Officers and Directors         340,834,675  (3)     26.2%
---------------------------------  ----------------------  --------
As a Group (2 people)


*    Less than 1%.
(1)  The address is 2139 State Road, Suite 101, Longwood, Florida 32779.
(2) The number of shares of common stock owned are those "beneficially owned" as determined under the rules of the Commission, including any shares of common stock as to which a person has sole or shared voting or investment power and any shares of common stock which the person has the right to acquire within 60 days through the exercise of any option, warrant or right. As of the September 20, 2005, there were 1,000,381,616 shares of common stock outstanding.
(3) Includes 3,443,150 shares of common stock held of record by Maryann R. Pagnano, the wife of Michael S. Pagnano, our Chief Executive Officer and a Director and 1,000,000 shares of Series A preferred stock having 300 votes per share. Mr. Pagnano owns 100% of the issued and outstanding shares of Series A preferred stock.

                             EXECUTIVE COMPENSATION

The following table sets forth information concerning the compensation paid by us to our Chief Executive Officer for each of our last three (3) completed fiscal years. We did not have any other "Named Executive Officers" within the meaning of Item 402 of Regulation S-B under the Securities Act.


                          SUMMARY COMPENSATION TABLE(1)
                          -----------------------------
                               Annual Compensation
                               -------------------
                                                         Securities
                                                         Underlying
                                     Salary    Bonus    Options/SARs
Name & Principal Position  Year       ($)       ($)          (#)
-------------------------  ----  -------------  ---    --------------
Michael S. Pagnano         2004  $198,612(2)(3)  -
-------------------------  ----  -------------  ---    --------------
Chief Executive Officer,   2003  $160,750  (3)   -     4,000,000  (3)
-------------------------  ----  -------------  ---    --------------
President and Director     2002  $138,000        -
-------------------------  ----  -------------  ---    --------------

(1) Does not include perquisites and other personal benefits in amounts less than 10% of the total annual salary and other compensation.
(2)  Includes an automobile allowance of $28,850 for a 2003 5-Series BMW.
(3)  In  August  2003,  we  granted  Michael  S.  Pagnano  stock  options to buy
     4,000,000 shares of our common stock at an exercise price of $0.051 per share. In August 2003, Mr. Pagnano exercised 2,700,000 of these options in lieu of $80,942 owed to him by us and compensation of $56,758 was recorded. In February 2004, Mr. Pagnano exercised his option to acquire the remaining 1,300,000 shares of common stock. In lieu of cash, a payable to Mr. Pagnano of $38,061 was reduced to $-0- and the remaining $28,239 was recorded as compensation expense.

The following table sets forth information concerning option exercises by our Chief Executive Officer during the fiscal year ended December 31, 2004. We did not have any other "Named Executive Officers" within the meaning of Item 402 of Regulation S-B under the Securities Act.



     AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES(1)
     ---------------------------------------------------------------------------
                                                                  Number of             Value of
                                                                 Unexercised         unexercised in-
                                                                  options at       the-money options at
                                                Shares            FY-end (#)            FY-end($)
                                             acquired on         exercisable/          exercisable/
                            exercise (#)    Value realized      unexerciseable        unexercisable
                           ------------    ---------------      --------------     --------------------

Michael S. Pagnano, CEO     1,300,000          $66,300              --/--                   --/--
-----------------------    ------------    ---------------      --------------     --------------------


(1) We did not have any stock appreciation rights ("SARs") as of December 31, 2004.

================================================================================
ADDITIONAL  INFORMATION
================================================================================

RECORD  DATE;  SHARES  OUTSTANDING

The record date for determining stockholders entitled to receive this proxy statement has been established as the close of business on September 20, 2005 (the "Record Date"). Only stockholders of record at the close of business on the Record Date are entitled to receive notice of and to vote their shares at the annual meeting.

As of the Record Date, we had the following classes of voting securities entitled to be voted on each proposal at the annual meeting:

     - 1,000,381,616 shares of common stock outstanding and entitled to one vote per share; and
     - 1,000,000 shares of Series A preferred stock outstanding and entitled to three hundred votes per share or an aggregate of 300,000,000 votes.

As of the Record Date, the aggregate voting power of the common and preferred stock outstanding was 1,300,381,616.

QUORUM

The holders of one-third of the outstanding shares of stock entitled to vote at the annual meeting must be present in person or represented by proxy before any business may be conducted. If a quorum is not present, the stockholders who are represented may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice need be given unless the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting. An adjournment will have no effect on the business that may be conducted at the meeting.

PROXIES;  RIGHT  TO  REVOKE

By submitting your proxy, you will authorize Michael S. Pagnano, our Chief Executive Officer and a director nominee, to represent you and vote your shares at the meeting in accordance with your instructions. He may also vote your shares to adjourn the meeting and will be authorized to vote your shares at any adjournments or postponements of the meeting.

If you attend the meeting, you may vote your shares in person, regardless of whether you have submitted a proxy. In addition, you may revoke your proxy by sending a written notice of revocation to Michael S. Pagnano, Chief Executive Officer, The World Golf League, Inc. 2139 State Road 434, Suite 101 Longwood, Florida 32779, by submitting a later-dated proxy or by voting in person at the meeting.

DEFAULT  VOTING

If you submit a proxy, but do not indicate any voting instructions, your shares will be voted FOR each of the proposals. If any other business properly comes before the stockholders for a vote at the meeting, your shares will be voted according to the discretion of the holder of the proxy.

VOTING  BY  STREET  NAME  HOLDERS

If your shares are held in a brokerage account or by another nominee, you are considered the "beneficial owner" of shares held in "street name," and these proxy materials are being forwarded to you by your broker or nominee (the "record holder") along with a voting instruction card. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If you do not give instructions to your record holder, the record holder will be entitled to vote your shares in its discretion on each of the proposals.

As the beneficial owner of shares, you are invited to attend the annual meeting. Please note, however, that if you are a beneficial owner, you may not vote your shares in person at the meeting unless you obtain a "legal proxy" from the record holder that holds your shares.

TABULATION  OF  VOTES

In advance of the annual meeting, we will appoint one or more inspectors to tabulate and certify the votes. If your shares are treated as a broker non-vote or abstention, your shares will be included in the number of shares represented for purposes of determining whether a quorum is present. Abstentions will also be counted as shares present and entitled to be voted. Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to the matters which the broker has not expressly voted. Thus, broker non-votes will not affect the outcome of the voting on any of the proposals.

PROXY  SOLICITATION

We will bear all costs of this proxy solicitation. Proxies may be solicited by mail, in person, by telephone or by facsimile by officers, directors and regular employees. We may also reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses to forward proxy materials to beneficial owners.

STOCKHOLDER  PROPOSALS  FOR  NEXT  YEAR'S  MEETING

Inclusion in Next Year's Proxy Statement and Form of Proxy - A stockholder who desires to present a proposal for inclusion in next year's proxy statement must deliver the proposal in writing to our principal executive offices no later than the close of business on June 13, 2006. Submissions should be addressed to Michael S. Pagnano, The World Golf League, Inc., 2139 State Road, Suite 101, Longwood, Florida 32779, and should comply with all applicable Securities and Exchange Commission rules.

Presentation at Meeting - For any proposal that is not submitted for inclusion in next year's proxy statement, as described in the preceding paragraph, but is instead sought to be presented directly at next year's annual meeting, Securities and Exchange Commission rules permit management to vote proxies in its discretion if (a) we receive notice of the proposal before the close of business on August 26, 2006, and advises stockholders in next year's proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) we do not receive notice of the proposal prior to the close of business on August 26, 2006. Notices of intentions to present proposals at next year's annual meeting should be addressed to Michael S. Pagnano, The World Golf League, Inc., 2139 State Road, Suite 101, Longwood, Florida 32779, and should comply with all applicable Securities and Exchange Commission rules.

CODE  OF  ETHICS

Our board of directors has adopted a code of ethics, which is applicable to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We will provide to any person without charge, upon request, a copy of such code of ethics. Persons wishing to make such a request should contact Michael S. Pagnano, The World Golf League, Inc., 2139 State Road, Suite 101, Longwood, Florida 32779,
(407)  331-6272.

STOCKHOLDER  LIST

For at least ten days prior to the meeting, a list of the stockholders entitled to vote at the annual meeting will be available for examination, for purposes germane to the meeting, during ordinary business hours at our principal executive offices. The list will also be available for examination at the meeting.

ANNUAL  REPORT  OF  FORM  10-KSB

A copy of our 2004 Annual Report on Form 10-KSB (without exhibits) is being distributed along with this proxy statement. The report (with exhibits) is available at the website maintained by the Securities and Exchange Commission (www.sec.gov).
 ----------

                           THE WORLD GOLF LEAGUE, INC.
                           ---------------------------

--------------------------------------------------------------------------------
                                   PROXY CARD
--------------------------------------------------------------------------------

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Michael S. Pagnano, as Proxy with full power of substitution, in the name, place and stead of the undersigned, to vote at the 2005 Annual Meeting of Stockholders of The World Golf League, Inc., a Delaware corporation, for holders of record as of September 20, 2005, to be held on November 1, 2005, at 10:00 a.m., Eastern Time, at Lake Mary Marriott, 1501 International Parkway, Lake Mary, Florida 32746, or at any adjournment or adjournments thereof, in the manner designated below, all of the shares of common stock that the undersigned would be entitled to vote if personally present. An aggregate of 1,300,381,616 votes may be cast by all stock holders entitled to vote at the annual meeting.

PROPOSAL 1 - Re-election of two directors: Michael S. Pagnano and King D.
Simmons.
     Directors recommend a vote FOR re-election of all nominees.

      FOR all nominees
-----
      Withhold all nominees
-----
      Withhold authority to vote FOR the following individual nominee
-----                                                                 ---------.

PROPOSAL 2 - Approval of a Certificate of Amendment of Certificate of Incorporation to increase the number of authorized shares of common stock, par value $.001 per share from 1,200,000,000 shares to 2,500,000,000 shares.
     Directors recommend a vote FOR Proposal 2.

           FOR                AGAINST                ABSTAIN
     -----              -----                  -----

PROPOSAL 3 - Approval of The World Golf League, Inc. 2005 Equity Incentive Plan.
     Directors recommend a vote FOR Proposal 3.

           FOR                AGAINST                ABSTAIN
     -----              -----                  -----

PROPOSAL 4 - Ratification of an Amendment to the Bylaws, Article I Stockholders,
Section 7. Stockholder Meetings, regarding a Quorum.
     Directors recommend a vote FOR Proposal 4.

           FOR                AGAINST                ABSTAIN
     -----              -----                  -----

PROPOSAL 5 - Ratification of the appointment of Pender Newkirk & Company, Certified Public Accountants as independent auditors for fiscal year 2005.
     Directors recommend a vote FOR Proposal 5.

           FOR                AGAINST                ABSTAIN
     -----              -----                  -----

PROPOSAL 6 - Ratification of Executive Employment Agreement with Michael S. Pagnano effective July 29, 2003
     Directors recommend a vote FOR Proposal 6.

           FOR                AGAINST                ABSTAIN
     -----              -----                  -----

PROPOSAL 7 - Ratification of $50,000 in Bonuses in 2005 to Michael S. Pagnano
     Directors recommend a vote FOR ratification of a $25,000 bonus for Michael S. Pagnano in September 2005.

           FOR                AGAINST                ABSTAIN
     -----              -----                  -----

     Directors recommend a vote FOR ratification of a $25,000 bonus for Michael S. Pagnano to be paid in December 2005.

           FOR                AGAINST                ABSTAIN
     -----              -----                  -----

PROPOSAL 8 - Ratification of the Consulting Services Agreements with Upwon, LLC dated June 4, 2004 and February 10, 2005
     Directors recommend a vote FOR ratification of the consulting services agreement with Upwon, LLC dated June 4, 2004

           FOR                AGAINST                ABSTAIN
     -----              -----                  -----

     Directors recommend a vote FOR ratification of the consulting services agreement with Upwon, LLC dated February 10, 2005

           FOR                AGAINST                ABSTAIN
     -----              -----                  -----

PROPOSAL 9 - Ratification of Consulting Agreements with Donson Brooks for 20,000,000 and 90,000,000 shares effective April 11, 2005.
     Directors recommend a vote FOR ratification of the consulting agreement with Donson Brooks for 20,000,000 shares.

           FOR                AGAINST                ABSTAIN
     -----              -----                  -----

     Directors recommend a vote FOR ratification of the consulting agreement with Donson Brooks for 90,000,000 shares.

           FOR                AGAINST                ABSTAIN
     -----              -----                  -----

PROPOSAL 10 - Ratification of Broadcasting Agreement with Paxson Productions, Inc. dated July 25, 2005.
     Directors recommend a vote FOR Proposal 10.

           FOR                AGAINST                ABSTAIN
     -----              -----                  -----

PROPOSAL 11 - Ratification of Personal Services Contract with John O'Hurley dated July 28, 2005
     Directors recommend a vote FOR Proposal 11.

           FOR                AGAINST                ABSTAIN
     -----              -----                   -----

NOTE - In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the annual meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

                                             Please  sign  exactly  as  your
                                             name  appears  hereon.  When shares
                                             are  held  by  joint  tenants, both
                                             should  sign.  When  signing  as an
                                             attorney,  executor, administrator,
                                             trustee,  guardian,  or  corporate
                                             officer,  please  indicate  the
                                             capacity in which signing.

                                             DATED:                        ,2005
                                                   ------------------------

                                             Signature:
                                                       -------------------------

                                             Number of
                                             shares:
                                                    ----------------------------

                                             Signature if
                                             held jointly:
                                                          ----------------------

PLEASE  MARK,  SIGN,  DATE  AND  RETURN  THIS  PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE

APPENDIX A


                                STATE OF DELAWARE
                            CERTIFICATE OF AMENDMENT
                       OF CERTIFICATE OF INCORPORATION OF

                           THE WORLD GOLF LEAGUE, INC.
        (Pursuant to Section 242 of the Delaware General Corporation Law)

     The undersigned, Michael S. Pagnano, President of The World Golf League, Inc., (the Company) and existing under the laws of the State of Delaware does hereby certify that:

     1. The Certificate of Incorporation of the Company is hereby amended pursuant to Section 242(a)(3) of the General Corporation Law of the State of Delaware, in Article Forth to increase the authorized shares of common stock to 2,500,000,000 shares of common stock and reauthorize the par value at $.001 per share, and reauthorize 10,000,000 shares of preferred stock with par value of $.001 per share as follows:

ARTICLE  FOURTH  should  read  as  follows:

     The total number of shares of stock which this corporation is authorized to issue is:

     Two Billion Ten Million (2,510,000,000), consisting of 2,500,000,000 shares of common stock, par value $.001 per share ("Common Stock"), and 10,000,000 shares of preferred stock, par value $.001 per share ("Preferred Stock").

          The board of directors of the Corporation is hereby granted the power to authorize by resolution, duly adopted from time to time, the issuance of any or all of the preferred stock in any number of classes or series within such classes and to set all terms of such preferred stock of any class or series, including, without limitation, its powers, preferences, rights, privileges, qualifications, restrictions and/or limitations. The powers, preference, rights, privileges, qualifications, restrictions and limitations of each class or series of the preferred stock, if any, may differ from those of any and all other classes or other series at any time outstanding. Any shares of any one series of preferred stock shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereof shall be cumulative.

     2. The foregoing Amendment to the Certificate of Incorporation was authorized by the Board of Directors and duly adopted by vote of the holders of in excess of fifty percent (50%) of the Company's outstanding stock entitled to vote thereon in accordance with Section 228 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment this **** day of ****, 2005 and DOES HEREBY CERTIFY, that the facts stated in this Certificate of Amendment are true and correct.


-------------------
Michael S. Pagnano,
President

APPENDIX B


                          THE WORLD GOLF LEAGUE, INC.
                           2005 EQUITY INCENTIVE PLAN

     1.  Purpose.  The  World Golf League, Inc. 2005 Equity Incentive Plan (the
         -------
"Plan") is intended to promote the financial success and interests of The World Gold League, Inc. (the "Company") and materially increase shareholder value by giving incentives to the eligible officers and other employees and directors of, and consultants and advisors to, the Company, its parent (if any) and any present or future subsidiaries of the Company (collectively, "Related Corporations") through providing opportunities to acquire stock in the Company. As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation", respectively, as those terms are defined in Sections 424(e) and 424(f) or successor provisions of the Internal Revenue Code of 1986 as amended from time to time (the "Code"). Any proceeds of cash or property received by the Company for the sale of its common stock pursuant to options granted under this Plan will be used for general corporate purposes.

     2.  Structure of the Plan. The Plan permits the following separate types of
         ---------------------
grant:

     A. Options may be granted hereunder to purchase shares of common stock of the Company. These options will not qualify as Incentive Stock Options. The Non-Qualified Options are sometimes referred to hereinafter as "Options".

     B.  Awards  of  stock  in  the  Company  ("Awards")  may  be  granted.

     C. Opportunities to make direct purchases of stock in the Company ("Purchases") may be authorized.

Options, Awards and authorizations to make Purchases are sometimes referred to hereinafter as "Stock Rights".

      3.  Administration  of  the  Plan.
          -----------------------------

     A. The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board may in its sole discretion grant Options, authorize Purchases and grant Awards, as provided in the Plan. The Board shall have full power and authority, subject to the express provisions of the Plan, to construe and interpret the Plan and all Option agreements, Purchase authorizations and Award grants thereunder, to establish, amend and rescind such rules and regulations as it may deem appropriate for the proper administration of the Plan, to determine in each case the terms and provisions which shall apply to a particular Option agreement, Purchase authorization, or Award grant, and to make all other determinations which are, in the Board's judgment, necessary or desirable for the proper administration of the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Option agreement, Purchase authorization or Award grant in the manner and to the extent it shall, in its sole discretion, consider expedient. Decisions of the Board shall be final and binding on all parties who have an interest in the Plan or any Option, Purchase, Award, or stock issuance thereunder. No director or person acting pursuant to authority delegated by the Board shall be liable for any action or determination under the Plan made in good faith.

     B. The Board may, to the full extent permitted by and consistent with applicable law and the Company's By-laws, and subject to Subparagraph D hereinbelow, delegate any or all of its powers with respect to the administration of the Plan to a committee (the "Committee") appointed by the Board. If a Committee has been appointed, all references in this Plan to the Board shall mean and relate to that Committee.

     C. Those provisions of this Plan which make express reference to Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule ("Rule 16b-3"), or which are required in order for certain option transactions to qualify for exemption under Rule 16b-3, shall apply only to those persons required to file reports under Section 16(a) of the Exchange Act (a "Reporting Person").

     D. If the Company registers (or has registered) any class of equity security under Section 12 of the Exchange Act, the selection of a director or an officer (as the terms "director" and "officer" are defined for purposes of Rule 16b-3) as a recipient of an option, the timing of the option grant, the exercise price of the option and the number of shares subject to the option (collectively, the "Transaction") shall be determined by (i) the entire Board;
(ii) a committee of the Board that is composed solely of two or more Non-Employee Directors (within the meaning of Rule 16b-3(b)(3) and Rule 16b-3(d)(1)); or (iii) pursuant to Rule 16b-3(d)(2), the affirmative votes or written consents of the holders of a majority of the securities so registered and entitled to vote approving or ratifying the Transaction; provided that such ratification occurs no later than the date of the next annual meeting of shareholders..

     4.  Eligible  Employees  and  Others.  Non-Qualified  Options,  Awards, and
         --------------------------------
authorizations to make Purchases may be granted to any employee, officer or director of, or consultant or advisor to the Company or any Related Corporation, except for instances where services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company's securities. In making such determinations, the Board and/or the Committee may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company's success, and such other factors as the Board and/or Committee in its discretion shall deem relevant. The granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from, participation in any other grant of Stock Rights.

     5.  Stock.  The  stock  subject  to  Options, Awards and Purchases shall be
         -----
authorized but unissued shares of common stock of the Company ("Common Stock"), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares which may be issued under the Plan is One Hundred Fifty Million (150,000,000), subject to adjustment as provided in Paragraph 13. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any nonvested shares issued pursuant to Awards or Purchases, the unpurchased shares subject to such Option, or such nonvested shares so reacquired shall again be available for grants of Stock Rights under the Plan. No fractional shares of Common Stock shall be issued, and the Board and/or Committee shall determine the manner in which fractional share value shall be treated.

     6.  Option  Agreements.  As  a  condition  to  the grant of an Option, each
         ------------------
recipient of an Option shall execute an option agreement in such form not inconsistent with the Plan as the Board shall approve. These option agreements may differ among recipients. The Board may, in its sole discretion, include additional provisions in option agreements, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, to make, arrange for or guarantee loans or to transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board; provided, however, that such additional provisions shall not be inconsistent with any provision of the Plan.

     7.  Option  Exercise  Price.
         -----------------------

     A. Subject to Subparagraph 3D of this Plan and Subparagraph B of this Paragraph 7, the purchase price per share of Common Stock deliverable upon the exercise of an Option ("exercise price") shall be determined by the Board.

     B. The exercise price of each Non-Qualified Option granted under the Plan shall in no event be less than the par value per share of the Company's Common Stock.

     8.  Cancellation  and  New  Grant of Options, Etc. The Board shall have the
         ---------------------------------------------
authority to effect, at any time and from time to time, with the consent of the affected optionees, the cancellation of any or all outstanding Options and the grant in substitution therefor of new Options covering the same or different shares of Common Stock and having an exercise price per share which may be lower or higher than the exercise price per share of the canceled Options.

     9.  Exercise  of  Options.
         ---------------------

     A. Each Option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the agreement evidencing the Option, subject to the provisions of the Plan. The partial exercise of an option shall not cause the expiration, termination or cancellation of the remaining portion thereof. The Board may, in its sole discretion, (i) accelerate the date or dates on which all or any particular Option or Options granted under the Plan may be exercised or (ii) extend the dates during which all, or any particular, Option or Options granted under the Plan may be exercised.

     B. Options granted under the Plan may provide for payment of the exercise price plus taxes (as provided in Section 22, below) by any of the following methods:

     (i) In cash, by wire transfer, by certified or cashier's check, or by money order; or

     (ii) By delivery to the Company of an exercise notice that requests the Company to issue to the Optionee the full number of shares as to which the Option is then exercisable, less the number of shares that have an aggregate Fair Market Value, as determined by the Board in its sole discretion at the time of exercise, equal to the aggregate purchase price of the shares to which such exercise relates. (This method of exercise allows the Optionee to use a portion of the shares issuable at the time of exercise as payment for the shares to which the option relates and is often referred to as a "cashless exercise." For example, if the Optionee elects to exercise 1,000 shares at an exercise price of $0.25 and the current Fair Market Value of the shares on the date of exercise is $1.00, the Optionee can use 250 of the 1,000 shares at $1.00 per share to pay for the exercise of the entire Option (250 x $1.00 = $250.00) and receive only the remaining 750 shares.)

     For purposes of this section, " Fair Market Value" shall be defined as the average closing price of the common stock (if actual sales price information on any trading day is not available, the closing bid price shall be used) for the five trading days prior to the Date of Exercise of this Option (the "Average Closing Bid Price"), as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or if the common stock is not traded on NASDAQ, the Average Closing Bid Price in the over-the-counter market; provided, however, that if the common stock is listed on a stock exchange, the Fair Market Value shall be the Average Closing Bid Price on such exchange; and, provided further, that if the common stock is not quoted or listed by any organization, the fair value of the common stock, as determined by the Board of Directors of the Company, whose determination shall be conclusive, shall be used). In no event shall the Fair Market Value of any share of Common Stock be less than its par value.

     10. Option Period. Subject to earlier termination under other provisions of
         -------------
this Plan, each Option and all rights thereunder shall expire on such date as shall be set forth in the applicable option agreement.

     11.  Nontransferability  of  Options.  Options  shall  not be assignable or
          -------------------------------
transferable by the optionee, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the optionee, except to the extent otherwise provided in the agreement evidencing the Option, shall be exercisable only by the optionee.

     12.  Effect  of Termination of Employment or Other Relationship. Subject to
          ----------------------------------------------------------
all other provisions of the Plan, the Board shall determine the period of time during which an Optionee may exercise an Option following (i) the termination of the optionee's employment or other relationship with the Company or a Related Corporation or (ii) the death or disability of the optionee. Such periods shall be set forth in the agreement evidencing the Option.

     13.  Adjustments.
          -----------

     A. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (a) the maximum number and kind of shares reserved for issuance under the Plan, (b) the number and kind of shares or other securities subject to any then outstanding Options under the Plan, and (c) the price for each share subject to any then outstanding Options under the Plan, without changing the aggregate purchase price as to which such Options remain exercisable. No fractional shares shall be issued under the Plan on account of any such adjustments.

     B. Any adjustments under this Paragraph 13 shall be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof shall be final, binding and conclusive.

     14.     Rights  as  a  Shareholder.  The  holder of an Option shall have no
             --------------------------
rights as a shareholder with respect to any shares covered by the option (including, without limitation, any voting rights, the right to inspect or receive the Company's balance sheets or financial statements or any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     15.     Merger,  Consolidation,  Asset  Sale,  Liquidation,  Etc.
             --------------------------------------------------------

     A. Except as may otherwise be provided in the applicable option agreement, in the event of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity, or in the event of the liquidation of the Company (each, a "Change in Control"), the Board, or the board of directors of any corporation assuming the obligations of the Company, shall, in its discretion, take any one or more of the following actions, as to outstanding Options: (i) provide that such Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof); (ii) upon written notice to the optionees, provide that any and all outstanding Options shall become exercisable in full (to the extent not otherwise so exercisable) as of a specified date or time ("Accelerated Vesting Date") prior to the consummation of such transaction, and that all unexercised Options shall terminate as of a specified date or time ("Accelerated Expiration Date") following the Accelerated Vesting Date unless exercised by the Optionee prior to the Accelerated Expiration Date; provided, however, that optionees shall be given a reasonable period of time within which to exercise or provide for the exercise of outstanding Options following such written notice and before the Accelerated Expiration Date; (iii) in the event of a merger under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), terminate each outstanding Option in exchange for a payment, made or provided for by the Company, equal in amount to the excess, if any, of the Merger Price over the per-share exercise price of each such Option, times the number of shares of Common Stock subject to such Option; or (iv) terminate each outstanding Option in exchange for a cash payment equal in amount to the product of the excess, if any, of the fair market value of a share of Common Stock over the per-share exercise price of each such Option, times the number of shares subject to such Option. The Board shall determine the fair market value of a share of Common Stock for purposes of the foregoing, and the Board's determination of such fair market value shall be final, binding and conclusive.

     B. In the event of a Change in Control and to the extent the rights described in this Section 15B are not already substantially provided to each Qualified Option Recipient (as defined below) by the Board (or the board of directors of any corporation assuming the obligations of the Company) pursuant to Section 15A, beginning on the date which is 180 days from the date of such Change in Control, each Qualified Option Recipient shall have the right to exercise and receive from the Company or its successor their respective Acceleration Amount (as defined below). A "Qualified Option Recipient" is defined as an option recipient hereunder who both (A) has maintained a relationship as an employee, officer or director of, or consultant or advisor to, the Company or its successor for the 180 days immediately prior to the Change in Control and (B) on the date which is 180 days after the date of the Change in Control, either (i) maintains a relationship as an employee, officer or director of, or consultant or advisor to, the Company or its successor or
(ii) fails to maintain a relationship as an employee, officer or director of, or consultant or advisor to, the Company or its successor by reason of having such relationship terminated by the Company or its successor other than for Cause, where "Cause" means willful misconduct or willful failure of the option recipient to perform the responsibilities of such option recipient's agreed-upon business relationship with the Company or its successor, including without limitation such option recipient's breach of any provision of any employment, consulting, nondisclosure, non-competition or similar agreement between the option recipient and the Company. With respect to each Qualified Option Recipient, the "Acceleration Amount" shall mean the lesser of (a) the number of additional shares of Common Stock (or their equivalent) which would have become vested pursuant to their option agreement over the twelve (12) month period following the date of the Change in Control or (b) fifty percent (50%) of the shares of Common Stock (or their equivalent) which had not yet vested pursuant to their option agreement as of the date of the Change in Control. The Board and, where applicable, the board of directors of any corporation assuming the obligations of the Company, shall take all necessary action to accomplish the purposes of this Section 15B, including all such actions as are necessary to provide for the assumption of such obligation upon the Change in Control.

     C. The Company may grant Options under the Plan in substitution for Options held by employees of another corporation who become employees of the Company or a Related Corporation as the result of a merger or consolidation of the employing corporation with the Company or a Related Corporation, or as a result of the acquisition by the Company or a Related Corporation of property or stock of the employing corporation. The Company may direct that substitute Options be granted on such terms and conditions as the Board considers appropriate in the circumstances.

     D. In the event of a Change in Control and with respect thereto, the rights and responsibilities of holders of Stock Rights pursuant to this Plan shall be governed first and foremost by the Company's agreement with the respective recipient of such Stock Rights and then, to the extent applicable, by the terms of this Section 15.

     16. Stock Restriction Agreement. As a condition to the grant of an Award or
         ---------------------------
a Purchase authorization under the Plan, the recipient of the Award or Purchase authorization shall execute an agreement ("Stock Restriction Agreement") in such form not inconsistent with the Plan as may be approved by the Board. Stock Restriction Agreements may differ among recipients. Stock Restriction Agreements may include any provisions the Board determines should be included and that are not inconsistent with any provision of the Plan.

     17.  No  Special Employment Rights. Nothing contained in the Plan or in any
          -----------------------------
option agreement or other agreement or instrument executed pursuant to the provisions of the Plan shall confer upon any Optionee any right with respect to the continuation of his or her employment by the Company or any Related Corporation or interfere in any way with the right of the Company or a Related Corporation at any time to terminate such employment or to increase or decrease the compensation of the optionee.

     18.  Other  Employee  Benefits.  Except  as  to  plans which by their terms
          -------------------------
include such amounts as compensation, no amount of compensation deemed to be received by an employee as a result of the grant or exercise of an Option or the sale of shares received upon such exercise, or as a result of the grant of an Award or the authorization or making of a Purchase will constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board.

     19.  Amendment  of  the  Plan.
          ------------------------

     A. The Board may at any time, and from time to time, modify or amend the Plan in any respect.

     B. The termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect the optionee's rights under an Option previously granted. With the consent of the Optionee affected, the Board may amend outstanding option agreements in a manner not inconsistent with the Plan. The Board shall have the right to amend or modify (i) the terms and provisions of the Plan, and (ii) the terms and provisions of the Plan and of any outstanding Option to the extent necessary to ensure the qualification of the Plan under Rule 16b-3.

     20. Investment Representations. The Board may require any person to whom an
         --------------------------
Option is granted, as a condition of exercising such Option, and any person to whom an Award is granted or a Purchase is authorized, as a condition thereof, to give written assurances in substance and form satisfactory to the Board to the effect that such person is acquiring the Common Stock subject to the Option, Award or Purchase for such person's own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws, or with covenants or representations made by the Company in connection with any public offering of its Common Stock.

     21.  Compliance  With  Securities Laws. Each Option shall be subject to the
          ---------------------------------
requirement that if, at any time, counsel to the Company shall determine that the listing, registration or quali-fication of the shares subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on condi-tions acceptable to the Board. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

     22.  Withholding.  The Company shall have the right to deduct from payments
          -----------
of any kind otherwise due to the Optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of Options under the Plan or upon the grant of an Award, the making of a Purchase of Common Stock for less than its fair market value, or the vesting of restricted Common Stock acquired pursuant to a Stock Right. The Board in its sole discretion may condition the exercise of an Option, the grant of an Award, the making of a Purchase, or the vesting of restricted shares acquired by exercising a Stock Right on the grantee's payment of such additional withholding taxes by 1) additional withholding if the Optionee is an existing employee with respect to whom the Company withholds taxes on the date of exercise (or such other time as the Company's obligation to withhold taxes may accrue); or 2) direct payment of the required withholding to the Company. The Compensation Committee of the Board of Directors or the Board of Directors, as applicable, in their sole discretion, shall determine the amount of taxes that are required to be withheld.

     23.  Effective  Date  and  Duration  of  the  Plan.
          ---------------------------------------------

     A. The Plan shall become effective when adopted by the Board, and Stock Rights granted under the Plan shall become exercisable upon the Board's approval of the Plan. Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Board. Stock Rights may be granted under the Plan at any time after the effective date and before the termination date of the Plan.

     B. Unless sooner terminated as provided elsewhere in this Plan, this Plan shall terminate upon the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board. Stock Rights outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such Stock Rights.

     Adopted  by  the  Board  of  Directors  on  September  20,  2005.

APPENDIX C


                                 AMENDED BYLAWS

                                       OF

                          THE WORLD GOLF LEAGUE, INC.

                            (a Delaware corporation)

     These Bylaws have been amended on September 13, 2005, at Article I Stockholders, Section 7. Stockholder Meetings, by changing the number of holders of outstanding stock required to constitute a quorum from "a majority" to "one-third."

                                    ARTICLE I

                                  STOCKHOLDERS

     1. CERTIFICATES REPRESENTING STOCK. Certificates representing stock in the corporation shall be signed by, or in the name of, the corporation by the Chairperson or Vice-Chairperson of the Board of Directors, if any, or by the President or a Vice-President and by the treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the corporation. Any or all the signatures on any such certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent, or registrar at the date of issue.

     Whenever the corporation shall be authorized to issue more than one class of stock or more than one series of any class of stock, and whenever the corporation shall issue any shares of its stock as partly paid stock, the certificates representing shares of any such class or series or of any such partly paid stock shall set forth thereon the statements prescribed by the General Corporation Law. Any restrictions on the transfer or registration of transfer of any shares of stock of any class or series shall be noted conspicuously on the certificate representing such shares.

     The corporation may issue a new certificate of stock or uncertificated shares in place of any certificate theretofore issued by it, alleged to have been lost, stolen, or destroyed, and the Board of Directors may require the owner of the lost, stolen, or destroyed certificate, or such owner's legal representative, to give the corporation a bond sufficient to indemnify the corporation against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate or the issuance of any such new certificate or uncertificated shares.

     2. UNCERTIFICATED SHARES. Subject to any conditions imposed by the General Corporation Law, the Board of Directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of the stock of the corporation shall be uncertificated shares. Within a reasonable time after the issuance or transfer of any uncertificated shares, the corporation shall send to the registered owner thereof any written notice prescribed by the General Corporation Law.

     3. FRACTIONAL SHARE INTERESTS. The corporation may, but shall not be required to, issue fractions of a share. If the corporation does not issue fractions of a share, it shall (1) arrange for the disposition of fractional interests by those entitled thereto, (2) pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, or (3) issue scrip or warrants in registered form (either represented by a certificate or uncertificated) or bearer form (represented by a certificate) which shall entitle the holder to receive a full share upon the surrender of such scrip or warrants aggregating a full share. A certificate for a fractional share or an uncertificated fractional share shall, but scrip or warrants shall not unless otherwise provided therein, entitle the holder to exercise voting rights, to receive dividends thereon, and to participate in any of the assets of the corporation in the event of liquidation. The Board of Directors may cause scrip or warrants to be issued subject to the conditions that they shall become void if not exchanged for certificates representing the full shares or uncertificated full shares before a specified date, or subject to the conditions that the shares for which scrip or warrants are exchangeable may be sold by the corporation and the proceeds thereof distributed to the holders of scrip or warrants, or subject to any other conditions which the Board of Directors may impose.

     4. STOCK TRANSFERS. Upon compliance with provisions restricting the transfer or registration of transfer of shares of stock, if any, transfers or registration of transfers of shares of stock of the corporation shall be made only on the stock ledger of the corporation by the registered holder thereof, or by the registered holder's attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the corporation or with a transfer agent or a registrar, if any, arid, in the case of shares represented by certificates, on surrender of the certificate or certificates for such shares of stock properly endorsed and the payment of all taxes due thereon.

     5. RECORD DATE FOR STOCKHOLDERS. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting. In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of

Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining the stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by the General Corporation Law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board - of Directors and prior action by the Board of Directors is required by the General Corporation Law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action. In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

     6. MEANING QE CERTAIN TERMS. As used herein in respect of the right to notice of a meeting of stockholders or a waiver thereof or to participate or vote thereat or to consent or dissent in writing in lieu of a meeting, as the case may be, the term share or shares or share of stock or shares of stock or stockholder or stockholders refers to an outstanding share or shares of stock and to a holder or holders of record of outstanding shares of stock when the corporation is authorized to issue only one class of shares of stock, and said reference is also intended to include any outstanding share or shares of stock and any holder or holders of record of outstanding shares of stock of any class upon which or upon whom the certificate of incorporation confers such rights where there are two or more classes or series of shares of stock or upon which or upon whom the General Corporation Law confers such rights notwithstanding that the certificate of incorporation may provide for more than one class or series of shares of stock, one or more of which are limited or denied such rights thereunder; provided, however, that no such right shall vest in the event of an increase or a decrease in the authorized number of shares of stock of any class or series which is otherwise denied voting rights under the provisions of the certificate of incorporation, except as any provision of law may otherwise require.

     7. STOCKHOLDER MEETINGS.

     The annual meeting shall be held on the date and at the time fixed, from time to time, by the directors, provided, that the first annual meeting shall be held on a datewithin thirteen months after the organization of the corporation, and each successive annual meeting shall be held on a date within thirteen months after the date of the preceding annual meeting. A special meeting shall be held on the date and at the time fixed by the directors.

     PLACE. Annual meetings and special meetings shall be held at such place, within or without the State of Delaware, as the directors may, from time to time, fix. Whenever the directors shall fail to fix such place, the meeting shall be held at the registered office of the corporation in the State of Delaware.

     CALL. Annual meetings and special meetings may be called by the directors or by any officer instructed by the directors to call the meeting.

     NOTICE OR WAIVER QF NOTICE. Written notice of all meetings shall be given, stating the place, date, and hour of the meeting and stating the place within the city or other municipality or community at which the list of stockholders of the corporation may be examined. The notice of an annual meeting shall state that the meeting is called for the election of directors and for the transaction of other business which may properly come before the meeting, and shall (if any other action which could be taken at a special meeting is to be taken at such annual meeting) state the purpose or purposes. The notice of a special meeting shall in all instances state the purpose or purposes for which the meeting is called. The notice of any meeting shall also include, or be accompanied by, any additional statements, information, or documents prescribed by the General Corporation Law. Except as otherwise provided by the General Corporation Law, a copy of the notice of any meeting shall be given, personally or by mail, not less than ten days nor more than sixty days before the date of the meeting, unless the lapse of the prescribed period of time shall have been waived, and directed to each stockholder at such stockholder's record address or at such other address which such stockholder may have furnished by request in writing to the Secretary of the corporation. Notice by mail shall be deemed to be given when deposited, with postage thereon prepaid, in the United States Mail.

     If a meeting is adjourned to another time, not more than thirty days hence, and/or to another place, and if an announcement of the adjourned time and/or place is made at the meeting, it shall not be necessary to give notice of the adjourned meeting unless the directors, after adjournment, fix a new record date for the adjourned meeting. Notice need not be given to any stockholder who submits a written waiver of notice signed by such stockholder before or after the time stated therein. Attendance of a stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice.

     STOCKHOLDER LIST. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city or other municipality or community where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this section or the books of the corporation, or to vote at any meeting of stockholders.

     CONDUCT QE MEETING. Meetings of the stockholders shall be presided over by one of the following officers in the order of seniority and if present and acting - the Chairperson of the Board, if any, the Vice- Chairperson of the Board, if any, the President, a Vice-President, or, if none of the foregoing is in office and present and acting, by a chairperson to be chosen by the stockholders. The Secretary of the corporation, or in such Secretary's absence, an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present the chairperson of the meeting shall appoint a secretary of the meeting.

     PROXY REPRESENTATION. Every stockholder may authorize another person or persons to act for such stockholder by proxy in all matters in which a stockholder is entitled to participate, whether by waiving notice of any meeting, voting or participating at a meeting, or expressing consent or dissent without a meeting. Every proxy must be signed by the stockholder or by such stockholder's attorney-in-fact. No proxy shall be voted or acted upon after three years from its date unless such proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and, if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally.

     INSPECTORS. The directors, in advance of any meeting, may, but need not, appoint one or more inspectors of election to act at the meeting or any adjournment thereof. If an inspector or inspectors are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors. In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the directors in advance of the meeting or at the meeting by the person presiding thereat. Each inspector, if any, before entering upon the discharge of duties of inspector, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of such inspector's ability. The inspectors, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots, or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots, or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting, the inspector or inspectors, if any, shall make a report in writing of any challenge, question, or matter determined by such inspector or inspectors and execute a certificate of any fact found by such inspector or inspectors. Except as may otherwise be required by subsection (e) of Section 231 of the General Corporation Law, the provisions of that Section shall not apply to the corporation.

     QUORUM. The holders of one-third of the outstanding shares of stock shall constitute a quorum at a meeting of stockholders for the transaction of any business. The stockholders present may adjourn the meeting despite the absence of a quorum.

     VOTING. Each share of stock shall entitle the holder thereof to one vote. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Any other action shall be authorized by a majority of the votes cast except where the General Corporation Law prescribes a different percentage of votes and/or a different exercise of voting power, and except as may be otherwise prescribed by the provisions of the certificate of incorporation and these Bylaws. In the election of directors, and for any other action, voting need not be by ballot.

     8.  STOCKHOLDER  ACTION  WITHOUT  MEETINGS.  Except as any provision of the
General Corporation Law may otherwise require, any action required by the General Corporation Law to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. Action taken pursuant to this paragraph shall be subject to the provisions of Section 228 of the General Corporation Law.

                                   ARTICLE II

                                    DIRECTORS

     I. FUNCTIONS AND DEFINITION. The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors of the corporation. The Board of Directors shall have the authority to fix the compensation of the members thereof. The use of the phrase whole board herein refers to the total number of directors which the corporation would have if there were no vacancies.

     2. QUALIFICATIONS AND NUMBER. A director need not be a stockholder, a citizen of the United States, or a resident of the State of Delaware. The initial Board of Directors shall consist of persons. Thereafter the number of directors constituting the whole board shall be at least one. Subject to the foregoing limitation and except for the first Board of Directors, such number may be fixed from time to time by action of the stockholders or of the directors, or, if the number is not fixed, the number shall be. The number of directors may be increased or decreased by action of the stockholders or of the directors.

     3. ELECTION AND TERM. The first Board of Directors, unless the members thereof shall have been named in the certificate of incorporation, shall be elected by the incorporator or incorporators and shall hold office until the first annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal. Any director may resign at anytime upon written notice to the corporation. Thereafter, directors who are elected at an annual meeting of stockholders, and directors who are elected in the interim to fill vacancies and newly created directorships, shall hold office until the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal. Except as the General Corporation Law may otherwise require, in the interim between annual meetings of stockholders or of special meetings of stockholders called for the election of directors and/or for the removal of one or more directors and for the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board of Directors, including unfilled vacancies resulting from the removal of directors for cause or without cause, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director .


     4. MEETINGS.

     TIME. Meetings shall be held at such time as the Board shall fix, except that the first meeting of a newly elected Board shall be held as soon after its election as the directors may conveniently assemble.

     PLACE. Meetings shall be held at such place within or without the State of Delaware as shall be fixed by the Board.

     CALL. No call shall be required for regular meetings for which the time and place have been fixed. Special meetings may be called by or at the direction of the Chairperson of the Board, if any, the Vice- Chairperson of the Board, if any, of the President, or of a majority of the directors in office.

     NOTICE OR ACTUAL OR CONSTRUCTIVE WAIVER. No notice shall be required for regular meetings for which the time and place have been fixed. Written, oral, or any other mode of notice of the time and place shall be given for special meetings in sufficient time for the convenient assembly of the directors thereat. Notice need not be given to any director or to any member of a committee of directors who submits a written waiver of notice signed by such director or member before or after the time stated therein. Attendance of any such person at a meeting shall constitute a waiver of notice of such meeting, except when such person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors need be specified in any written waiver of notice.

     QUORUM AND ACTION. A majority of the whole Board shall constitute a quorum except when a vacancy or vacancies prevents such majority, whereupon a majority of the directors in office shall constitute a quorum, provided, that such majority shall constitute at least one- third of the whole Board. A majority of the directors present, whether or not a quorum is present, may adjourn a meeting to another time and place. Except as herein otherwise provided, and except as otherwise provided by the General Corporation Law, the vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board. The quorum and voting provisions herein stated shall not be construed as conflicting with' any provisions of the General Corporation Law and these Bylaws which govern a meeting of directors held to fill vacancies and newly created directorships in the Board or action of disinterested directors.

     Any member or members of the Board of Directors or of any committee designated by the Board, may participate in a meeting of the Board, or any such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.

     CHAIRPERSON OF THE MEETING. The Chairperson of the Board, if any and if present and acting, shall preside at all meetings. Otherwise, the Vice-Chairperson of the Board, if any and if present and acting, or the President, if present and acting, or any other director chosen by the Board, shall preside.

     5. REMOVAL OF DIRECTORS. Except as may otherwise be provided by the General Corporation Law, any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

     6. COMMITTEES. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of any such committee or committees, the member or members thereof, present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation with the exception of any power or authority the delegation of which is prohibited by
Section 141 of the General Corporation Law, and may authorize the seal of the corporation to be affixed to all papers which may require it.

     7. WRITTEN ACTION. Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

                                   ARTICLE III

                                    OFFICERS

     The officers of the corporation shall consist of a President, a Secretary, a Treasurer, and, if deemed necessary, expedient, or desirable by the Board of Directors, a Chairperson of the Board, a Vice-Chairperson of the Board, an Executive Vice-President, one or more other Vice-Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers with such titles as the resolution of the Board of Directors choosing them shall designate. Except as may otherwise be provided in the resolution of the Board of Directors choosing such officer, no officer other than the Chairperson or Vice-Chairperson of the Board, if any, need be a director. Any number of offices may be held by the same person, as the directors may determine.

     Unless otherwise provided in the resolution choosing such officer, each officer shall be chosen for a term which shall continue until the meeting of the Board of Directors following the next annual meeting of stockholders and until such officer's successor shall have been chosen and qualified.

     All officers of the corporation shall have such authority and perform such duties in the management and operation of the corporation as shall be prescribed in the resolutions of the Board of Directors designating and choosing such officers and prescribing their authority and duties, and shall have such additional authority and duties as are incident to their office except to the extent that such resolutions may be inconsistent therewith. The Secretary or an Assistant Secretary of the corporation shall record all of the proceedings of all meetings and actions in writing of stockholders, directors, and committees of directors, and shall exercise such additional authority and perform such additional duties as the Board shall assign to such Secretary or Assistant Secretary. Any officer may be removed, with or without cause, by the Board of Directors. Any vacancy in any office may be filled by the Board of Directors.

                                   ARTICLE IV

                                 CORPORATE SEAL

     The corporate seal shall be in such form as the Board of Directors shall prescribe.

                                    ARTICLE V

                                   FISCAL YEAR

     The fiscal year of the corporation shall be fixed, and shall be subject to change, by the Board of Directors.

                                   ARTICLE VI

                               CONTROL OVER BYLAWS

     Subject to the provisions of the certificate of incorporation and the provisions of the General Corporation Law, the power to amend, alter, or repeal these Bylaws and to adopt new Bylaws may be exercised by the Board of Directors or by the stockholders.

     I HEREBY CERTIFY that the foregoing is a full, true, and correct copy of the Bylaws of The World Golf League, Inc., a Delaware corporation, as in effect on the date hereof.

Dated: September 13, 2005

/s/ Michael S. Pagnano
-----------------------
Michael S. Pagnano
Chief Executive Officer

APPENDIX D


                          THE WORLD GOLF LEAGUE, INC.

                         EXECUTIVE EMPLOYMENT AGREEMENT

     THIS EXECUTIVE EMPLOYMENT AGREEMENT (this "Agreement") is made between The World Golf League, Inc., a Delaware corporation and its affiliated companies (collectively referred to as the "Company"), and Michael S. Pagnano ("Executive"). Unless otherwise indicated, all references to Sections are to Sections in this Agreement. This Agreement is effective as of the "Effective Date" set forth in Section 14 below.

                              W I T N E S S E T H:

     WHEREAS, the Company desires to obtain the services of Executive, and Executive desires to be employed by the Company upon the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises, the agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as of the date hereof as follows:

     1. Employment. The Company hereby agrees to employ Executive, and Executive hereby agrees to serve the Company, as its Chief executive Officer ("Employment") and as a Director for a period of three (3) years beginning on the Effective Date. Executive may renew this Agreement by providing the Company with written notice at least thirty (30) days, but not more than sixty (60) days, before the end of the three-year period of Employment.

     2. Scope of Employment.

          (a) During the Employment, Executive will serve as President. In that connection, Executive will (i) devote his full-time, attention, and energies to the business of the Company and will diligently and to the best of his ability perform all duties incident to his employment hereunder;
     (ii) use his best efforts to promote the interests and goodwill of the Company; and (iii) perform such other duties commensurate with his office as the Board of Directors of the Company may from time-to-time assign to him.

          (b)  Section  2(a) shall not be construed as preventing Executive from
     (i) serving on corporate, civic or charitable boards or committees, or (ii) making investments in other businesses or enterprises; provided that in no event shall any such service, business activity or investment require the provision of substantial services by Executive to the operations or the affairs of such businesses or enterprises such that the provision thereof would interfere in any respect with the performance of Executive's duties hereunder; and subject to Section 6.

     3. Compensation and Benefits During Employment. During the Employment, the Company shall provide compensation to Executive as follows.

          (a) The Company shall pay Executive US $15,000 per month for the first year, $16,500 per month for the second year, and $18,150 per month for the third year in equal semi-monthly installments. The Company shall be responsible for withholding and the payment of all taxes to the Internal Revenue Service as well as any and all other taxes payable in the United States. with Executive being responsible for the payment of all taxes to the Internal Revenue Service as well as any and other taxes payable in the United States. Executive indemnifies the Company with respect to the payment of any and all taxes owing and due from Executive's compensation.

          (b) The Company shall reimburse Executive in connection with the Employment in accordance with the Company's then-current policies.

          (c) Executive will be entitled to participate in any health insurance or other employee benefit plan which the Company may adopt in the future.

          (d) Executive will be entitled to four (4) weeks of vacation per year.

          (e) Executive will be entitled to participate in any incentive program or discretionary bonus program of the Company which may be implemented in the future by the Board of Directors.

          (f) Executive will be entitled to participate in any stock option plan of the Company which may be approved in the future by the Board of Directors.

          (g) Executive shall receive $30,000 upon execution of this Agreement as a bonus to be used towards the purchase of a car.

     Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by Executive in good faith and in the best interests of the Company and thus shall not be deemed grounds for Termination for Cause.

     4. Confidential Information.

          (a) Executive acknowledges that the law provides the Company with protection for its trade secrets and confidential information. Executive will not disclose, directly or indirectly, any of the Company's confidential business information or confidential technical information to anyone without authorization from the Company's management. Executive will not use any of the Company's confidential business information or confidential technical information in any way, either during or after the Employment with the Company, except as required in the course of the Employment.

          (b) Executive will strictly adhere to any obligations that may be owed to former employers insofar as Executive's use or disclosure of their confidential information is concerned.

          (c) Information will not be deemed part of the confidential information restricted by this Section 4 if Executive can show that: (i) the information was in Executive's possession or within Executive's knowledge before the Company disclosed it to Executive; (ii) the information was or became generally known to those who could take economic advantage of it; (iii) Executive obtained the information from a party having the right to disclose it to Executive without violation of any obligation to the Company, or (iv) Executive is required to disclose the information pursuant to legal process (e.g., a subpoena), provided that Executive notifies the Company immediately upon receiving or becoming aware of the legal process in question. No combination of information will be deemed to be within any of the four exceptions in the previous sentence, however, whether or not the component parts of the combination are within one or more exceptions, unless the combination itself and its economic value and principles of operation are themselves within such an exception or exceptions.

          (d) All originals and all copies of any drawings, blueprints, manuals, reports, computer programs or data, notebooks, notes, photographs, and all other recorded, written, or printed matter relating to research, manufacturing operations, or business of the Company made or received by Executive during the Employment are the property of the Company. Upon Termination of the Employment, whether or not for Cause, Executive will immediately deliver to the Company all property of the Company which may still be in Executive's possession. Executive will not remove or assist in removing such property from the Company's premises under any circumstances, either during the Employment or after Termination thereof, except as authorized by the Company's management.

          (e) For a period of six (6) months after the date of Termination of the Employment, Executive will not, either directly or indirectly, hire or employ or offer or participate in offering employment to any person who at the time of such Termination or at any time during such year following the time of such Termination was an employee of the Company without the prior written consent of the Company.

     5.  Ownership of Intellectual Property.

          (a) The Company will be the sole owner of any and all of Executive's Inventions that are related to the Company's business, as defined in more detail below.

          (b) For purposes of this Agreement, "Inventions" means all inventions, discoveries, and improvements (including, without limitation, any information relating to manufacturing techniques, processes, formulas, developments or experimental work, work in progress, or business trade secrets), along with any and all other work product relating thereto.

          (c) An Invention is "related to the Company's business" ("Company-Related Invention") if it is made, conceived, or reduced to practice by Executive (in whole or in part, either alone or jointly with others, whether or not during regular working hours), whether or not potentially patentable or copyrightable in the U.S. or elsewhere, and it either: (i) involves equipment, supplies, facilities, or trade secret information of the Company; (ii) involves the time for which Executive was or is to be compensated by the Company; (iii) relates to the business of the Company or to its actual or demonstrably anticipated research and development; or (iv) results, in whole or in part, from work performed by Executive for the Company.

          (d) Executive will promptly disclose to the Company, or its nominee(s), without additional compensation, all Company-Related Inventions.

          (e) Executive will assist the Company, at the Company's expense, in protecting any intellectual property rights that may be available anywhere in the world for such Company-Related Inventions, including signing U.S. or foreign patent applications, oaths or declarations relating to such patent applications, and similar documents.

          (f) To the extent that any Company-Related Invention is eligible under applicable law to be deemed a "work made for hire," or otherwise to be owned automatically by the Company, it will be deemed as such, without additional compensation to Executive. In some jurisdictions, Executive may have a right, title, or interest ("Right," including without limitation all right, title, and interest arising under patent law, copyright law, trade-secret law, semiconductor chip protection law, or otherwise, anywhere in the world, including the right to sue for present or past infringement) in certain Company-related Inventions that cannot be automatically owned by the Company. In that case, if applicable law permits Executive to assign Executive's Right(s) in future Company-Related Inventions at this time, then Executive hereby assigns any and all such Right(s) to the Company, without additional compensation to Executive; if not, then Executive agrees to assign any and all such Right(s) in any such future Company-Related Inventions to the Company or its nominee(s) upon request, without additional compensation to Executive.

          (g) To the extent that Executive retains any so-called "moral rights" or similar rights in a Company-Related Invention as a matter of law, Executive authorizes the Company or its designee to make any changes it desires to any part of that Company-Related Invention; to combine any such part with other materials; and to withhold Executive's identity in connection with any business operations relating to that Company-Related Invention; in any case without additional compensation to Executive.

     6. Non-competition. As a condition to, and in consideration of, the Company's entering into this Agreement, and giving Executive access to certain confidential and proprietary information, which Executive recognizes is valuable to the Company and, therefore, its protection and maintenance constitutes a legitimate interest to be protected by the provisions of this Section 6 as applied to Executive and other employees similarly situated to Executive, Executive acknowledges and hereby agrees as follows:

          (a) that Executive is and will be engaged in the business of the Company;

          (b) that Executive has occupied a position of trust and confidence with the Company prior to the Effective Date, and that during such period and the period of Executive's Employment under this Agreement, Executive has, and will, become familiar with the Company's trade secrets and with other proprietary and confidential information concerning the Company;

          (c) that the obligations of this Agreement are directly related to the Employment and are necessary to protect the Company's legitimate business interests; and that the Company's need for the covenants set forth in this Agreement is based on the following: (i) the substantial time, money and effort expended and to be expended by the Company in developing technical designs, computer program source codes, marketing plans and similar confidential information; (ii) the fact that Executive will be personally entrusted with the Company's confidential and proprietary information;
     (iii) the fact that, after having access to the Company's technology and other confidential information, Executive could become a competitor of the Company; and (iv) the highly competitive nature of the Company's industry, including the premium that competitors of the Company place on acquiring proprietary and competitive information; and

          (d) that for a period commencing on the Effective Date and ending nine
     (9) months following Termination as provided in Section 11, Executive will not, directly or indirectly, serve as employee, agent, consultant, stockholder, director, co-partner or in any other individual or representative capacity, own, operate, manage, control, engage in, invest in or participate in any manner in, act as consultant or advisor to, render services for (alone or in association with any person, firm, corporation or entity), or otherwise assist any person or entity that directly or indirectly engages or proposes to engage in (i) the same, or a substantially similar, type of business as that in which the Company engages; or (ii) the business of the manufacturing, distribution or sale of
     (A) products manufactured, distributed, sold or license by the Company at the time of termination; or (B) products proposed at the time of Termination to be manufactured, distributed, sold or licensed by the Company, anywhere in North America (the "Territory"); provided, however

          (e) that nothing contained herein shall be construed to prevent Executive from investing in the stock or securities of any competing corporation listed on any recognized national securities exchange or traded in the over the counter market in the United States, but only if (i) such investment is of a totally passive nature and does not involve Executive devoting time to the management or operations of such corporation and Executive is not otherwise involved in the business of such corporation; and if (ii) Executive and his associates (as such term is defined in Regulation 14(A) promulgated under the Securities Exchange Act of 1934, as in effect on the Effective Date), collectively, do not own, directly or indirectly, more than an aggregate of two (2) percent of the outstanding stock or securities of such corporation.

     7. Legal Fees and Expenses. In the event of a lawsuit, arbitration, or other dispute-resolution proceeding between the Company and Executive arising out of or relating to this Agreement, the prevailing party, in the proceeding as a whole and/or in any interim or ancillary proceedings (e.g., opposed motions, including without limitation motions for preliminary or temporary injunctive relief) will be entitled to recover its reasonable attorneys' fees and expenses unless the court or other forum determines that such a recovery would not serve the interests of justice.

     8. Successors.

          (a)  This  Agreement shall inure to the benefit of and be binding upon
     (i) the Company and its successors and assigns and (ii) Executive and Executive's heirs and legal representatives, except that Executive's duties and responsibilities under this Agreement are of a personal nature and will not be assignable or delegable in whole or in part.

          (b) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "the Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

     9. Arbitration.

          (a) Except as set forth in paragraph (b) of this Section 9 or to the extent prohibited by applicable law, any dispute, controversy or claim arising out of or relating to this Agreement will be submitted to binding arbitration before a single arbitrator in accordance with the National Rules for the Resolution of Employment Disputes of the American Arbitration Association in effect on the date of the demand for arbitration. The arbitration shall take place before a single arbitrator, who will preferably but not necessarily be a lawyer but who shall have at least five years' experience in working in or with mining companies. Unless otherwise agreed by the parties, the arbitration shall take place in the city in which Executive's principal office space is located at the time of the dispute or was located at the time of Termination of the Employment (if applicable). The arbitrator is hereby directed to take all reasonable measures not inconsistent with the interests of justice to expedite, and minimize the cost of, the arbitration proceedings.

          (b) To protect inventions, trade secrets, or other confidential information of Section 4, and/or to enforce the non-competition provisions of Section 6, the Company may seek temporary, preliminary, and/or permanent injunctive relief in a court of competent jurisdiction, in each case, without waiving its right to arbitration.

          (c) At the request of either party, the arbitrator may take any interim measures s/he deems necessary with respect to the subject matter of the dispute, including measures for the preservation of confidentiality set forth in this Agreement.

          (d) Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.

     10. Indemnification. Company shall to the full extent permitted by law or as set forth in the Articles of Incorporation, and any future amendments, and the Bylaws of the Company, indemnify, defend and hold harmless Executive from and against any and all claims, demands, liabilities, damages, losses and expenses (including attorney's fees, court costs and disbursements) arising out of the performance of duties hereunder except in the case of willful misconduct.

     11. Termination

     This Agreement and the employment relationship created hereby will terminate (i) upon the disability or death of Executive under Section 11 (a) or 11(b); (ii) with cause under Section 11 (c); (iii) for good reason under Section 11 (d); or (iv) without cause under Section 11(e).

          (a) Disability. Company shall have the right to terminate the employment of Executive under this Agreement for disability in the event Executive suffers an injury, illness, or incapacity of such character as to substantially disable him from performing his duties without reasonable accommodation by Executive hereunder for a period of more than thirty (30) consecutive days upon Company giving at least thirty (30) days written notice of termination.

          (b) Death. This agreement will terminate on the Death of the Executive.

          (c) With Cause. Company may terminate this Agreement at any time because of (i) Executive's material breach of any term of the Agreement,
     (ii) the determination by the Board of Directors in the exercise of its reasonable judgment that Executive has committed an act or acts constituting a felony or other crime involving moral turpitude, dishonesty or theft or fraud; or (iii) Executive's negligence in the performance of his duties hereunder.

          (d) Good Reason. The Executive may terminate his employment for "Good Reason" by giving Company ten (10) days written notice if:

               (i) he is assigned, without his express written consent, any duties materially inconsistent with his positions, duties, responsibilities, or status with Company as of the date hereof, or a change in his reporting responsibilities or titles as in effect as of the date hereof;

               (ii) his compensation is reduced; or

               (iii) Company  does  not  pay  any  material  amount  of
                    compensation due hereunder and then fails either to pay such amount within the ten (10) day notice period required for termination hereunder or to contest in good faith such notice. Further, if such contest is not resolved within thirty (30) days, Company shall submit such dispute to arbitration under Section 9.

          (e) Without Cause. Company may terminate this Agreement without cause.

     12. Obligations of Company Upon Termination.

          (a) In the event of the termination of Executive's employment pursuant to Section 11 (a), (b) or (c), Executive will be entitled only to the compensation earned by him hereunder as of the date of such termination (plus life insurance or disability benefits).

          (b) In the event of the termination of Executive's employment pursuant to Section 11 (d) or (e), Executive will be entitled to receive as severance pay, an amount equal to $45,000 if within the first year, $49,500 if within the second year, $54,450 if within the third year of employment in addition to all payments of salary earned through the date of termination in one lump sum.

     13. Other Provisions.

          (a) All notices and statements with respect to this Agreement must be in writing. Notices to the Company shall be delivered to the Chairman of the Board or any vice president of the Company. Notices to Executive may be delivered to Executive in person or sent to Executive's then-current home address as indicated in the Company's records.

          (b) This Agreement sets forth the entire agreement of the parties concerning the subjects covered herein; there are no promises, understandings, representations, or warranties of any kind concerning those subjects except as expressly set forth in this Agreement.

          (c) Any modification of this Agreement must be in writing and signed by all parties; any attempt to modify this Agreement, orally or in writing, not executed by all parties will be void.

          (d) If any provision of this Agreement, or its application to anyone or under any circumstances, is adjudicated to be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability will not affect any other provision or application of this Agreement which can be given effect without the invalid or unenforceable provision or application and will not invalidate or render unenforceable such provision or application in any other jurisdiction.

          (e) This Agreement will be governed and interpreted under the laws of the United States of America and the laws of the State of Florida as applied to contracts made and carried out in Florida by residents of Florida.

          (f) No failure on the part of any party to enforce any provisions of this Agreement will act as a waiver of the right to enforce that provision.

          (g) Section headings are for convenience only and shall not define or limit the provisions of this Agreement.

          (h) This Agreement may be executed in several counterparts, each of which is an original. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts. A copy of this Agreement signed by one party and faxed to another party shall be deemed to have been executed and delivered by the signing party as though an original. A photocopy of this Agreement shall be effective as an original for all purposes.

     14.  Summary of Terms of Employment

          Effective Date                    July 29, 2003

          Term & Commitment                 Three-year, full-time, renewable

          Office / Position                 Chief Executive Officer

          Initial Salary                    US $15,000 per month for the first
                                            year, $16,500 per month for the
                                            second year, and $18,150 per month
                                            for the third year

     This Agreement contains provisions requiring binding arbitration of disputes. By signing this Agreement, Executive acknowledges that he or she (i) has read and understood the entire Agreement; (ii) has received a copy of it
(iii) has had the opportunity to ask questions and consult counsel or other advisors about its terms; and (iv) agrees to be bound by it.

Executed to be effective as of the Effective Date.


The World Golf League, Inc., by:                      Executive:

/s/ King Simmons                                      /s/ Michael S. Pagnano
--------------------------                            --------------------------
Signature                                             Signature

King Simmons
--------------------------
Printed name

Director
--------------------------
Title

APPENDIX E


                          CONSULTING SERVICES AGREEMENT

     This Consulting Services Agreement Co. ("Agreement"), dated June 4, 2004, is made by and between Upwon LLC, whose address is 23 Stone Gate North, Longwood, FL 32779 an individual ("Consultant") and The World Golf League Inc., ("Client"), having its principal place of business at 258 E. Altamonte Drive, Suite 2002, Altamonte Springs FL 32701.

     WHEREAS, Consultant has extensive background and contacts in the area of marketing; promotion, media relations and celebrity endorsement in the Sports and Entertainment industry.

     WHEREAS, Consultant desires to be engaged by Client to provide information, evaluation and consulting services to the Client in his area of knowledge and expertise on the terms and subject to the conditions set forth herein;

     WHEREAS, Client is a publicly held corporation with its common stock shares trading on the Pink sheets under the ticker symbol "WGFL," and desires to further develop its business and increase it's common stock share's value; and

     WHEREAS, Client desires to engage Consultant to provide information, evaluation and consulting services to the Client in his area of knowledge and expertise on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration for those services Consultant provides to Client, the parties agree as follows:

1.   SERVICES OF CONSULTANT.

     Consultant agrees to perform for Client all necessary services required in working to bring about the effectiveness of the Client's business plan of operations. As such Consultant will provide bona fide services to Client. The services to be provided by Consultant will not be in connection with the offer or sale of securities in a capital-raising transaction, and will not directly or indirectly promote or maintain a market for Client's securities.

2.   CONSIDERATION.

     Client agrees to pay Consultant, as his fee and as consideration for services provided, Fifteen Million (15,000,000) of S-8 free trading common stock in Client. Shares are due and payable immediately upon the effectiveness of the Form S-8 Registration Statement with the U.S. Securities and Exchange Commission and with any appropriate state's securities administrator.

3.   CONFIDENTIALITY.

     Each party agrees that during the course of this Agreement, information that is confidential or of a proprietary nature may be disclosed to the other party, including, but not limited to, product and business plans, software, technical processes and formulas, source codes, product designs, sales, costs and other unpublished financial information, advertising revenues, usage rates, advertising relationships, projections and marketing data ("Confidential Information"). Confidential Information shall not include information that the receiving party can demonstrate (a) is, as of the time of its disclosure, or thereafter becomes part of the public domain through a source other than the receiving party, (b) was known to the receiving party as of the time of its disclosure, (c) is independently developed by the receiving party, or (d) is subsequently learned from a third party not under a confidentiality obligation to the providing party.

4.   LATE PAYMENT.

     Client shall pay to Consultant all fees within fifteen (15) days of the due date. Failure of Client to finally pay any fees within fifteen (15) days after the applicable due date shall be deemed a material breach of this Agreement, justifying suspension of the performance of the "Services" provided by Consultant, will be sufficient cause for immediate termination of this Agreement by Consultant. Any such suspension will in no way relieve Client from payment of fees, and, in the event of collection enforcement, Client shall be liable for any costs associated with such collection, including, but not limited to, legal costs, attorneys' fees, courts costs, and collection agency fees.

5.   INDEMNIFICATION.

(a)  CLIENT.

     Client agrees to indemnify, defend, and shall hold harmless Consultant and/or his agents, and to defend any action brought against said parties with respect to any claim, demand, cause of action, debt or liability, including reasonable attorneys' fees to the extent that such action is based upon a claim that: (i) is true, (ii) would constitute a breach of any of Client's representations, warranties, or agreements hereunder, or (iii) arises out of the negligence or willful misconduct of Client, or any Client Content to be provided by Client and does not violate any rights of third parties, including, without limitation, rights of publicity, privacy, patients, copyrights, trademarks, trade secrets, and/or licenses.

(b)  CONSULTANT.

     Consultant agrees to indemnify, defend, and shall hold harmless Client, its directors, employees and agents, and defend any action brought against same with respect to any claim, demand, cause of action, debt or liability, including reasonable attorneys' fees, to the extent that such an action arises out of the gross negligence or willful misconduct of Consultant.

(c)  NOTICE.

     In claiming any indemnification hereunder, the indemnified party shall promptly provide the indemnifying party with written notice of any claim, which the indemnified party believes falls within the scope of the foregoing paragraphs. The indemnified party may, at its expense, assist in the defense if it so chooses, provided that the indemnifying party shall control such defense, and all negotiations relative to the settlement of any such claim. Any settlement intended to bind the indemnified party shall not be final without the indemnified party's written consent, which shall not be unreasonably withheld.

6.   LIMITATION OF LIABILITY.

     Consultant shall have no liability with respect to Consultant's obligations under this Agreement or otherwise for consequential, exemplary, special, incidental, or punitive damages even if Consultant has been advised of the possibility of such damages. In any event, the liability of Consultant to Client for any reason and upon any cause of action, regardless of the form in which the legal or equitable action may be brought, including, without limitation, any action in tort or contract, shall not exceed ten percent (10%) of the fee paid by Client to Consultant for the specific service provided that is in question.

7.   TERMINATION AND RENEWAL.

(a)  TERM.

     This Agreement shall become effective on the date appearing next to the signatures below and terminate one (1) year thereafter. Unless otherwise agreed upon in writing by Consultant and Client, this Agreement shall not automatically be renewed beyond its Term.

(b)  TERMINATION.

     Either party may terminate this Agreement on thirty (30)-calendar days written notice, or if prior to such action, the other party materially breaches any of its representations, warranties or obligations under this Agreement. Except as may be otherwise provided in this Agreement, such breach by either party will result in the other party being responsible to reimburse the non-defaulting party for all costs incurred directly as a result of the breach of this Agreement, and shall be subject to such damages as may be allowed by law including all attorneys' fees and costs of enforcing this Agreement.

(c)  TERMINATION  AND  PAYMENT.

     Upon any termination or expiration of this Agreement, Client shall pay all unpaid and outstanding fees through the effective date of termination or expiration of this Agreement. And upon such termination, Consultant shall provide and deliver to Client any and all outstanding services due through the effective date of this Agreement.

8.   MISCELLANEOUS.

(a)  INDEPENDENT  CONTRACTOR.

     This Agreement establishes an "independent contractor" relationship between Consultant and Client.

(b)  RIGHTS  CUMULATIVE;  WAIVERS.

     The rights of each of the parties under this Agreement are cumulative. The rights of each of the parties hereunder shall not be capable of being waived or varied other than by an express waiver or variation in writing. Any failure to exercise or any delay in exercising any of such rights shall not operate as a waiver or variation of that or any other such right. Any defective or partial exercise of any of such rights shall not preclude any other or further exercise of that or any other such right. No act or course of conduct or negotiation on the part of any party shall in any way preclude such party from exercising any such right or constitute a suspension or any variation of any such right.

(c)  BENEFIT;  SUCCESSORS  BOUND.

     This Agreement and the terms, covenants, conditions, provisions, obligations, undertakings, rights, and benefits hereof, shall be binding upon, and shall inure to the benefit of, the undersigned parties and their heirs, executors, administrators, representatives, successors, and permitted assigns.

(d)  ENTIRE  AGREEMENT.

     This Agreement contains the entire agreement between the parties with respect to the subject matter hereof. There are no promises, agreements, conditions, undertakings, understandings, warranties, covenants or representations, oral or written, express or implied, between them with respect to this Agreement or the matters described in this Agreement, except as set forth in this Agreement. Any such negotiations, promises, or understandings shall not be used to interpret or constitute this Agreement.

(e)  ASSIGNMENT.

     Neither this Agreement nor any other benefit to accrue hereunder shall be assigned or transferred by either party, either in whole or in part, without the written consent of the other party, and any purported assignment in violation hereof shall be void.

(f)  AMENDMENT.

     This Agreement may be amended only by an instrument in writing executed by all the parties hereto.

(g)  SEVERABILITY.

     Each part of this Agreement is intended to be severable. In the event that any provision of this Agreement is found by any court or other authority of competent jurisdiction to be illegal or unenforceable, such provision shall be severed or modified to the extent necessary to render it enforceable and as so severed or modified, this Agreement shall continue in full force and effect.

(h)  SECTION  HEADINGS.

     The Section headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(i)  CONSTRUCTION.

     Unless the context otherwise requires, when used herein the singular shall be deemed to include the plural, the plural shall be deemed to include each of the singular, and pronouns of one or no gender shall be deemed to include the equivalent pronoun of the other or no gender.

(j)  FURTHER  ASSURANCES.

     In addition to the instruments and documents to be made, executed and delivered pursuant to this Agreement the parties hereto agree to make, execute and deliver or cause to be made, executed and delivered, to the requesting party such other instruments and to take such other actions as the requesting party may reasonably require to carry out the terms of this Agreement and the transactions contemplated hereby.

(k)  NOTICES.

     Any notice which is required or desired under this Agreement shall be given in writing and may be sent by personal delivery or by mail (either a. United States mail, postage prepaid, or b. Federal Express or similar generally recognized overnight carrier), addressed as follows (subject to the right to designate a different address by notice similarly given):

To  Client:

Mike Pagnano, CEO/President
The World Golf League, Inc.
258 E. Altamonte DR
Suite 2002
Altamonte Springs, FL  32701

To Consultant:

Upwon LLC
George Calvi
23 Stone Gate North
Longwood, Florida 32779

GOVERNING LAW.

     This Agreement shall be governed by the interpreted in accordance with the laws of the State of Florida without reference to its conflicts of laws, rules or principles. Each of the parties consent to the exclusive jurisdiction of the federal courts of the State of Florida in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions.

(l)  CONSENTS.

     The person signing this Agreement on behalf of each party hereby represents and warrants that he has the necessary power, consent and authority to execute and deliver this Agreement on behalf of such party.

(m)  SURVIVAL  OF  PROVISIONS.

     The provisions contained in paragraphs 3, 5, 6, and 8 of this Agreement shall survive the termination of this Agreement

(n)  EXECUTION  IN  COUNTERPARTS.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and have agreed to and accepted the terms herein on the date written above.

                                        WORLD GOLF LEAGUE, INCORPORATED


                                        By:  /s/ Mike Pagnano
                                             ---------------------------
                                             Mike Pagnano, CEO/President



                                             /s/ George Calvi
                                             ----------------
                                             George Calvi, President, Upwon, LLC

APPENDIX F


                          CONSULTING SERVICES AGREEMENT

     This Consulting Services Agreement Co. ("Agreement"), dated February 10, 2005, is made by and between Upwon LLC, whose address is 23 Stone Gate North, Longwood, FL 32779 an individual ("Consultant") and The World Golf League Inc., ("Client"), having its principal place of business at 2139 SR 434 Longwood, FL 32779.

     WHEREAS, Consultant has extensive background and contacts in the area of marketing; promotion, media relations and celebrity endorsement in the Sports and Entertainment industry.

     WHEREAS, Consultant desires to be engaged by Client to provide Marketing and Promotion services in conjunction with the Clients Wholesale Membership Program and subject to the conditions set forth herein;

     WHEREAS, Client is a publicly held corporation with its common stock shares trading on the Pink sheets under the ticker symbol "WGFL," and desires to further develop its business and increase it's common stock share's value; and

     NOW, THEREFORE, in consideration for those services Consultant provides to Client, the parties agree as follows:

1.   SERVICES OF CONSULTANT.

     Consultant agrees to perform for Client all necessary services required in working to bring about the effective Marketing of the Client's Wholesale Membership Program (See Attachment A). As such Consultant will provide bona fide services to Client. The services to be provided by Consultant will not be in connection with the offer or sale of securities in a capital-raising transaction, and will not directly or indirectly promote or maintain a market for Client's securities.

2.   CONSIDERATION.

     Client agrees to pay Consultant, as his fee and as consideration for services provided, Thirty Million (30,000,000) of S-8 free trading common stock in Client. Shares are due and payable at the discretion of the Client upon the effectiveness of the Form S-8 Registration Statement with the U.S. Securities and Exchange Commission and with any appropriate state's securities administrator.

3.   CONFIDENTIALITY.

     Each party agrees that during the course of this Agreement, information that is confidential or of a proprietary nature may be disclosed to the other party, including, but not limited to, product and business plans, software, technical processes and formulas, source codes, product designs, sales, costs and other unpublished financial information, advertising revenues, usage rates, advertising relationships, projections and marketing data ("Confidential Information"). Confidential Information shall not include information that the receiving party can demonstrate (a) is, as of the time of its disclosure, or thereafter becomes part of the public domain through a source other than the receiving party, (b) was known to the receiving party as of the time of its disclosure, (c) is independently developed by the receiving party, or (d) is subsequently learned from a third party not under a confidentiality obligation to the providing party.

4.   LATE PAYMENT.

     Client shall pay to Consultant all fees within fifteen (15) days of agreed upon date. Failure of Client to finally pay any fees within fifteen (15) days after the applicable due date shall be deemed a material breach of this Agreement, justifying suspension of the performance of the "Services" provided by Consultant, will be sufficient cause for immediate termination of this Agreement by Consultant. Any such suspension will in no way relieve Client from payment of fees, and, in the event of collection enforcement, Client shall be liable for any costs associated with such collection, including, but not limited to, legal costs, attorneys' fees, courts costs, and collection agency fees.

5.   INDEMNIFICATION.

(a)  CLIENT.

     Client agrees to indemnify, defend, and shall hold harmless Consultant and/or his agents, and to defend any action brought against said parties with respect to any claim, demand, cause of action, debt or liability, including reasonable attorneys' fees to the extent that such action is based upon a claim that: (i) is true, (ii) would constitute a breach of any of Client's representations, warranties, or agreements hereunder, or (iii) arises out of the negligence or willful misconduct of Client, or any Client Content to be provided by Client and does not violate any rights of third parties, including, without limitation, rights of publicity, privacy, patients, copyrights, trademarks, trade secrets, and/or licenses.

(b)  CONSULTANT.

     Consultant agrees to indemnify, defend, and shall hold harmless Client, its directors, employees and agents, and defend any action brought against same with respect to any claim, demand, cause of action, debt or liability, including reasonable attorneys' fees, to the extent that such an action arises out of the gross negligence or willful misconduct of Consultant.

(c)  NOTICE.

     In claiming any indemnification hereunder, the indemnified party shall promptly provide the indemnifying party with written notice of any claim, which the indemnified party believes falls within the scope of the foregoing paragraphs. The indemnified party may, at its expense, assist in the defense if it so chooses, provided that the indemnifying party shall control such defense, and all negotiations relative to the settlement of any such claim. Any settlement intended to bind the indemnified party shall not be final without the indemnified party's written consent, which shall not be unreasonably withheld.

6.   LIMITATION OF LIABILITY.

     Consultant shall have no liability with respect to Consultant's obligations under this Agreement or otherwise for consequential, exemplary, special, incidental, or punitive damages even if Consultant has been advised of the possibility of such damages. In any event, the liability of Consultant to Client for any reason and upon any cause of action, regardless of the form in which the legal or equitable action may be brought, including, without limitation, any action in tort or contract, shall not exceed ten percent (10%) of the fee paid by Client to Consultant for the specific service provided that is in question.

7.   TERMINATION AND RENEWAL.

(a)  TERM.

     This Agreement shall become effective on the date appearing next to the signatures below and terminate one (1) year thereafter. Unless otherwise agreed upon in writing by Consultant and Client, this Agreement shall not automatically be renewed beyond its Term.

(b)  TERMINATION.

     Either party may terminate this Agreement on thirty (30)-calendar days written notice, or if prior to such action, the other party materially breaches any of its representations, warranties or obligations under this Agreement. Except as may be otherwise provided in this Agreement, such breach by either party will result in the other party being responsible to reimburse the non-defaulting party for all costs incurred directly as a result of the breach of this Agreement, and shall be subject to such damages as may be allowed by law including all attorneys' fees and costs of enforcing this Agreement.

(c)  TERMINATION  AND  PAYMENT.

     Upon any termination or expiration of this Agreement, Client shall pay all unpaid and outstanding fees through the effective date of termination or expiration of this Agreement. And upon such termination, Consultant shall provide and deliver to Client any and all outstanding services due through the effective date of this Agreement.

8.   MISCELLANEOUS.

(a)  INDEPENDENT  CONTRACTOR.

     This Agreement establishes an "independent contractor" relationship between Consultant and Client.

(b)  RIGHTS  CUMULATIVE;  WAIVERS.

     The rights of each of the parties under this Agreement are cumulative. The rights of each of the parties hereunder shall not be capable of being waived or varied other than by an express waiver or variation in writing. Any failure to exercise or any delay in exercising any of such rights shall not operate as a waiver or variation of that or any other such right. Any defective or partial exercise of any of such rights shall not preclude any other or further exercise of that or any other such right. No act or course of conduct or negotiation on the part of any party shall in any way preclude such party from exercising any such right or constitute a suspension or any variation of any such right.

(c)  BENEFIT;  SUCCESSORS  BOUND.

     This Agreement and the terms, covenants, conditions, provisions, obligations, undertakings, rights, and benefits hereof, shall be binding upon, and shall inure to the benefit of, the undersigned parties and their heirs, executors, administrators, representatives, successors, and permitted assigns.

(d)  ENTIRE  AGREEMENT.

     This Agreement contains the entire agreement between the parties with respect to the subject matter hereof. There are no promises, agreements, conditions, undertakings, understandings, warranties, covenants or representations, oral or written, express or implied, between them with respect to this Agreement or the matters described in this Agreement, except as set forth in this Agreement. Any such negotiations, promises, or understandings shall not be used to interpret or constitute this Agreement.

(e)  ASSIGNMENT.

     Neither this Agreement nor any other benefit to accrue hereunder shall be assigned or transferred by either party, either in whole or in part, without the written consent of the other party, and any purported assignment in violation hereof shall be void.

(f)  AMENDMENT.

     This Agreement may be amended only by an instrument in writing executed by all the parties hereto.

(g)  SEVERABILITY.

     Each part of this Agreement is intended to be severable. In the event that any provision of this Agreement is found by any court or other authority of competent jurisdiction to be illegal or unenforceable, such provision shall be severed or modified to the extent necessary to render it enforceable and as so severed or modified, this Agreement shall continue in full force and effect.

(h)  SECTION  HEADINGS.

     The Section headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(i)  CONSTRUCTION.

     Unless the context otherwise requires, when used herein the singular shall be deemed to include the plural, the plural shall be deemed to include each of the singular, and pronouns of one or no gender shall be deemed to include the equivalent pronoun of the other or no gender.

(j)  FURTHER  ASSURANCES.

     In addition to the instruments and documents to be made, executed and delivered pursuant to this Agreement the parties hereto agree to make, execute and deliver or cause to be made, executed and delivered, to the requesting party such other instruments and to take such other actions as the requesting party may reasonably require to carry out the terms of this Agreement and the transactions contemplated hereby.

(k)  NOTICES.

     Any notice which is required or desired under this Agreement shall be given in writing and may be sent by personal delivery or by mail (either a. United States mail, postage prepaid, or b. Federal Express or similar generally recognized overnight carrier), addressed as follows (subject to the right to designate a different address by notice similarly given):

To  Client:

Mike Pagnano, CEO/President
The World Golf League, Inc.
2319 SR 434
Suite 101
Longwood, Florida 32746

To Consultant:

Upwon LLC
George Calvi
23 Stone Gate North
Longwood, Florida 32779

GOVERNING LAW.

     This Agreement shall be governed by the interpreted in accordance with the laws of the State of Florida without reference to its conflicts of laws, rules or principles. Each of the parties consent to the exclusive jurisdiction of the federal courts of the State of Florida in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions.

(l)   CONSENTS.

     The person signing this Agreement on behalf of each party hereby represents and warrants that he has the necessary power, consent and authority to execute and deliver this Agreement on behalf of such party.

(m)  SURVIVAL  OF  PROVISIONS.

     The provisions contained in paragraphs 3, 5, 6, and 8 of this Agreement shall survive the termination of this Agreement

(n)  EXECUTION  IN  COUNTERPARTS.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and have agreed to and accepted the terms herein on the date written above.

                                     WORLD GOLF LEAGUE, INCORPORATED


                                     By:  /s/ Mike Pagnano
                                          ----------------------------
                                          Mike Pagnano, CEO/President

                                          /s/ George Calvi
                                          -----------------------------------
                                          George Calvi, President, Upwon, LLC

APPENDIX G


                              CONSULTING AGREEMENT
                              --------------------

This Consulting Agreement ("Agreement") is to be effective as of the 11th day of April, 2005 by and between World Golf League, Inc. ("Company") with offices at 258 East Altamonte Drive, Altamonte, Florida, 32701, and Donson Brooks individually doing business as "Consultant", having his principal address at 7432 Girard Avenue, La Jolla, California 92037.

For the purposes of this Agreement, either of the above shall be referred to as a "Party" and collectively as the "Parties".

The Parties hereby agree as follows:

1. APPOINTMENT OF CONSULTANT. Company hereby appoints Consultant and Consultant hereby agrees to render services as Strategic and Knowledge management consultant.

2. SERVICES. During the term of this Agreement, Consultant shall provide advice to undertake for and consult with the Company concerning management of sales and marketing resources, consulting, strategic planning, corporate organization and structure, financial matters in connection with the operation of the businesses of the Company, expansion of services, acquisitions and business opportunities, and shall review and advise the Company regarding its and his overall progress, needs and condition. Consultant agrees to provide on a timely basis the following enumerated services plus any additional services contemplated thereby:

(a) The implementation of short-range and long-term strategic planning to fully develop and Enhance the Company's assets, resources, products, and services; To assist in the identification of potential merger and acquisition candidates.

(b) The implementation of a marketing program to enable the Company to broaden the markets for its services and promote the image of the Company and its products and services;

(c) Advise the Company relative to the recruitment and employment of key executives consistent with the expansion of operations of the Company.

(d) The identification, evaluation, structuring, negotiating, and closing of joint ventures, strategic alliances, business acquisitions, and advise with regard to the ongoing managing and operating of such acquisitions upon consummation thereof; and

TERM. The term ("Term") of this Consulting Agreement shall be for a period of twelve (12) months commencing on the date hereof. The contract will automatically be extended for an additional three (3) months. Either party hereto shall have the right to terminate this Agreement upon thirty (30) days prior written notice to the other party after the first three (3) months.

3.    COMPENSATION .  See Attachment "A".

4. CONFIDENTIALITY. Consultant will not disclose to any other person, firm or corporation, nor use for its own benefit, during or after the Term of this Consulting Agreement, any trade secrets or other information designated as confidential by Company which is acquired by Consultant in the course of performing services hereunder. Any financial advice rendered by Consultant pursuant to this Consulting Agreement may not be disclosed in any manner without the prior written approval of Company.

5. INDEMNIFICATION. Company, its agents or assigns hereby agree to indemnify and hold Consultant harmless from and against all losses, claims, damages, liabilities, costs or expenses (including reasonable attorney's fees, collectively the "Liabilities"), joint and several, arising from the performance of this Consulting Agreement, whether or not Consultant is party to such dispute. This indemnity shall not apply, however, and Consultant shall indemnify and hold Company, its affiliates, control persons, officers, employees and agents harmless from and against all liabilities, where a court of competent jurisdiction has made a final determination that consultant engaged in gross recklessness and willful misconduct in the performance of its services hereunder.

6. INDENDENT CONTRACTOR. Consultant and Company hereby acknowledges that Consultant is an independent contractor. Consultant shall not hold itself out as, nor shall it take any action from which others might infer that it is an agent of or a joint venture of Company.

7. MISCELLANEOUS. This Consulting Agreement sets forth the entire understanding of the Parties relating to the subject matter hereof, and supersedes and cancels any prior communications, understandings and agreements between the Parties. This Consulting Agreement is non-exclusive and cannot be modified or changed, nor can any of its provisions be waived, except by written agreement signed by all Parties. This Consulting Agreement shall be governed by the laws of the State of California without reference to the conflict of law principles thereof. In the event of any dispute as to the Terms of this Consulting Agreement, the prevailing Party in any litigation shall be entitled to reasonable attorney's fees.

8. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given upon personal delivery or seven business days after deposit in the United States Postal Service, by (a) advance copy by fax, (b) mailing by express courier or registered or certified mail with postage and fees prepaid, addressed to each of the other Parties thereunto entitled at the following addresses, or at such other addresses as a Party may designate by ten days advance written notice to each of the other Parties at the addresses above and to the attention of the persons that have signed below.

Please confirm that the foregoing sets forth our understanding by signing the enclosed copy of this Consulting Agreement where provided and returning it to me at your earliest convenience.

                                 ATTACHMENT "A"

Payment for services:

A. For the services rendered and performed Donson Brooks during the term of this Agreement, Company shall, upon acceptance of this Agreement: Pay to Donson Brooks the Amount of twenty million (20,000,000) free trading shares of World Golf League, Inc. common stock for twelve (12) months of service.

Accepted with full authority:

WORLD GOLF LEAGUE, INC.



By:  DATE 04/12/05
----------------------------------
Mike Pagnano, CEO /s/ Mike Pagnano                   4/12/05
                  ----------------



Donson Brooks, Consultant /s/ Donson Brooks          4/13/05
                          -----------------

APPENDIX H


                              CONSULTING AGREEMENT
                              --------------------

This Consulting Agreement ("Agreement") is to be effective as of the 11th day of April, 2005 by and between World Golf League, Inc. ("Company") with offices at 2139 West State Road 434, Suite 101, Longwood, Florida, 32779, and Donson Brooks individually doing business as "Consultant", having his principal address at 7432 Girard Avenue, La Jolla, California 92037.

For the purposes of this Agreement, either of the above shall be referred to as a "Party" and collectively as the "Parties".

The Parties hereby agree as follows:

1. APPOINTMENT OF CONSULTANT. Company hereby appoints Consultant and Consultant hereby agrees to render services as Strategic and Knowledge management consultant.

2. SERVICES. During the term of this Agreement, Consultant shall provide advice to undertake for and consult with the Company concerning management of sales and marketing resources, consulting, strategic planning, corporate organization and structure, financial matters in connection with the operation of the businesses of the Company, expansion of services, acquisitions and business opportunities, and shall review and advise the Company regarding its and his overall progress, needs and condition. Consultant agrees to provide on a timely basis the following enumerated services plus any additional services contemplated thereby:

(a) The implementation of short-range and long-term strategic planning to fully develop and Enhance the Company's assets, resources, products, and services; To assist in the identification of potential merger and acquisition candidates.

(b) The implementation of a marketing program to enable the Company to broaden then markets for its services and promote the image of the Company and its products and services;

(c) Advise the Company relative to the recruitment and employment of key executives consistent with the expansion of operations of the Company.

(d) The identification, evaluation, structuring, negotiating, and closing of joint ventures, strategic alliances, business acquisitions, and advise with regard to the ongoing managing and operating of such acquisitions upon consummation thereof; and

TERM. The term ("Term") of this Consulting Agreement shall be for a period of twelve (12) months commencing on the date hereof. The contract will automatically be extended for an additional three (3) months. Either party hereto shall have the right to terminate this Agreement upon thirty (30) days prior written notice to the other party after the first three (3) months.

3.   COMPENSATION .  See Attachment "A".

4. CONFIDENTIALITY. Consultant will not disclose to any other person, firm or corporation, nor use for its own benefit, during or after the Term of this Consulting Agreement, any trade secrets or other information designated as confidential by Company which is acquired by Consultant pursuant to this Consulting Agreement may not be disclosed in any manner without prior written approval of Company.

5. INDEMNIFICATION. Company, its agents or assigns hereby agree to indemnify and hold Consultant harmless from and against all losses, claims, damages, liabilities, costs or expenses (including reasonable attorney's fees, collectively the "Liabilities"), joint and several, arising from the performance of this Consulting Agreement, whether or not Consultant shall indemnify and hold Company, its affiliates, control persons, officers, employees and agents harmless from and against all liabilities, where a court of competent jurisdiction has made a final determination that consultant engaged in gross recklessness and willful misconduct in the performance of its services hereunder.

6. INDENDENT CONTRACTOR. Consultant and Company hereby acknowledges that Consultant is an independent contractor. Consultant shall not hold itself out as, nor shall it take any action from which others might infer that it is an agent of or a joint venture of Company.

7. MISCELLANEOUS. This Consulting Agreement sets forth the entire understanding of the Parties relating to the subject matter hereof, and supersedes and cancels any prior communications, understandings and agreements between the Parties. This Consulting Agreement is non-exclusive and cannot be modified or changed, nor can any of its provisions be waived, except by written agreement signed by all Parties. This Consulting Agreement shall be governed by the laws of the State of California without reference to this conflict of law principles thereof. In the event of any dispute as to the Terms of this Consulting Agreement, the prevailing Party in any litigation shall be entitled to reasonable attorney's fees.

8. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given upon personal delivery or seven business days after deposit in the United States Postal Service, by (a) advance copy by fax, (b) mailing by express courier or registered or certified mail with postage and fees prepaid, addressed to each of the other Parties thereunto entitled at the following addresses, or at such other addresses as a Party may designate by ten days advance written notice to each of the other Parties at the addresses above and to the attention of the persons that have signed below.

Please confirm that the foregoing sets forth our understanding by signing the enclosed copy of this Consulting Agreement where provided and returning it to me at your earliest convenience.

                                 ATTACHMENT "A"

Payment for services:

A. For the services rendered and performed Donson Brooks during the term of this Agreement, Company shall, upon acceptance of this Agreement: Pay to Donson Brooks the Amount of ninety million (90,000,000) free trading shares of World Golf League, Inc. common stock for twelve (12) months of service.

Accepted with full authority:

WORLD GOLF LEAGUE, INC.



By:  DATE 05/02/05
---------------------------------------------------
Mike Pagnano, CEO /s/ Mike Pagnano           5/2/05
                  ----------------           ------



Donson Brooks, Consultant /s/ Donson Brooks
                          -----------------

APPENDIX I


                                    AGREEMENT


This Agreement (the "Agreement") is made and entered into this 25th day of July, 2005, by and between World Golf League, Inc., a wholly owned subsidiary of N/A
                                                                            ----
(including its successors, heirs and assigns) (collectively, "Company") and Paxson Productions, Inc. (d/b/a Paxson Entertainment) ( "Paxson ").

Recitals

     1. Paxson is a wholly owned subsidiary of Paxson Communications Corporation, which owns and operates a network of television stations and provides programming to its over-the-air broadcast television stations and cable and satellite television systems within the United States that together reach approximately 85 million US households (the "Network").

     2. Company produces on its own or through other entities a certain television program, which is referred to as "WGL MILLION DOLLAR SHOOTOUT", which is more specifically defined and set forth on Exhibit "A", attached hereto and made a part hereof (the "Program").

     3. Company desires to broadcast the Program on the Network and Paxson desires to provide Company broadcast time on the Network for the Program.

NOW, THEREFORE, for and in consideration of the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Company and Paxson hereby covenant and agree as follows:

A.     Purchase of Time
       ----------------

     1. During the Term (defined below), Paxson shall provide exclusively to Company the following time on the Network for Company's exhibition of the Program (the "Time Purchased"): Monday 7pm to 8pm Eastern and Pacific (6pm to 7pm Central and Mountain), which the express understanding that in some cases the satellite and cable operators will only carry the Eastern time zone feed of the Network.

     2. As consideration for the Time Purchased, Company shall pay to Paxson the following amounts:

          (a) a license fee in the amount **** (the "License Fee") net cash. [The license fee is calculated as follows: ****.]

          (b)  The License Fee shall be paid by Company to Paxson as *****.

     3. Company will provide Paxson with the Program for broadcast during the Time Purchased, (a list of such programs with log lines is attached as Exhibit "A"). The form and content of the Programs shall conform to Paxson's Broadcast Standards and Practices Guidelines (attached hereto as Exhibit "B") and incorporated by reference herein
                               ----------
          as  well as Paxson's Delivery Requirements (attached hereto as Exhibit
                                                                         -------
          "C").  The  running  times for each one (1) hour programming including
          ---
          all commercial spots shall not exceed fifty seven minutes (57:00), with the understanding that the balance of up to three (3) minutes per hour may be covered by cable/satellite local advertising avails, TV station legal Ids and on-air promotions of other programming which broadcasts on the Network. Company shall comply with delivery specifications and coordinate with Paxson's VP of Operation or such other designee of Paxson. Company shall deliver to Paxson two (2) acceptable, digi-beta tapes of each Program suitable for broadcast, complete with closed captioning for the hearing impaired. In addition to two (2) acceptable digi-beta airing masters (shipped to Paxson at Company's expense), Company will provide Paxson with reasonably available, standard promotional materials to promote the Program subject to any contractual limitations. Paxson and its affiliates will have the right during the Term to utilize clips (up to two minutes in length per clip), as well as stills from the clips and photographs, to promote carriage of the Program on the Network without charge.

     4. Paxson may refuse to broadcast any Program or portion of any Program which, in its judgment, is contrary to the public interest and/or the Paxson Commercial/Programming Policy Standard attached hereto as Exhibit B, as the same may be modified in whole or in part. Paxson will have 48 hours following the delivery to Paxson of any Program within which to preview the Program and deliver its content objections, if any, to Company. In such event, Company shall be obligated to provide substitute Program material acceptable to Paxson. Nothing in this Agreement shall confer upon Company or its employees or agents any right, directly or indirectly, to control, supervise or direct any aspect of the management operation of the Network or the stations that comprise the Network and such management and operation shall be and remain the sole responsibility of, and under the control and direction of, Paxson.

     5. In the event Company has not made payment of the License Fee on a timely basis as set forth herein, Paxson may immediately terminate this Agreement (without the requirement of any notice as provided for in Paragraph M below), and accordingly refuse to broadcast the Programs. In the event of the termination of the Agreement by Paxson as set forth in the proceeding sentence, Company shall immediately forfeit any portion of the License Fee previously paid to Paxson's benefit and the remaining balance of the Licensee Fee shall become accelerated and immediately due and payable to Paxson. The aforementioned shall not limit any remedy or claim for damages that Paxson may have against Company due to breach of this Agreement, at law or in equity.

B.     Representations, Warranties, and Obligations of Company
       -------------------------------------------------------

     1. Company represents and warrants it owns and/or controls the copyrights in or to the Programs or has been authorized to grant the rights herein granted under copyright and will own and/or control such copyrights for the duration of the Term such that Paxson may exercise its rights granted herein. Company will provide the Program to Paxson free and clear of any existing or future third party payments, residuals, guild payments, liens and/or encumbrances. None of the Programs (or any material contained in them) to be provided by Company under this Agreement during the Purchased Time (as defined herein) does or will violate, infringe upon, or give rise to any adverse claim with respect to, any right whatsoever (including, without limitation, any copyright, trademark, service mark, literary, dramatic, musical or motion picture right, right of privacy or publicity, contract right or so-called "moral rights of authors") of any person or entity or violate any law

     2. All of the Programs (and any material contained in them) provided by Company under this Agreement will comply with all federal, state and local laws, including, but not limited to, the Communications Act of 1934, as amended, the rules and policies of the Federal
          Communications Commission ("FCC"), as well as applicable libel, slander, obscenity, deceptive advertising or false representations statutes, regulations and policies. Company acknowledges that FCC regulations restrict commercial advertising during programming designed for children 12 years old and younger not only in the amount of commercial time (twelve minutes per hour during the week and 10.5 minutes per hour on weekends) but also the content of such advertising (e.g. host selling and program length commercials). If such ratings information exists, Company will deliver to Paxson upon execution of the Agreement the verified ratings information for the Programs as governed by applicable FCC regulations and laws. Finally, FCC regulations restrict the appearance of certain internet website addresses during such children's programming.

     3. Company shall indemnify, defend and hold harmless Paxson against all claims, demands, liabilities, suits, damages, costs, or expenses of any kind, resulting from or relating to the Programs or other material furnished by Company for broadcast on the Network under this Agreement including any fine or forfeiture imposed by the FCC based upon the content of any Program resulting from:

                    a) Any false or misleading statements or representations contained in any Program provided by Company.

                    b) Any failure of Company or its clients to deliver any advertised product or service in compliance with the terms of the applicable advertisement within the time period advertised.

                    c) Any infringement of any rights held by any third party, including but not limited to, actions for copyright or trademark infringement or actions for unfair competition.

                    d) Any breach of any representation, warranty or other obligation contained herein.

          This indemnity shall include, but not be limited to, all reasonable costs and attorney's fees incurred in connection with any such claim. Company represents and warrants that it has the full right, power and authority to enter into and fully perform this Agreement, free and clear of claims or restrictions by any other person, entity or governmental agency.

     4. Company will defend, at its own expense, any legal action or proceeding arising out of any breach or alleged breach of any warranty described above in this Section so long as Paxson: (i) notifies Company promptly of any such claim or of the commencement of any such action proceeding; (ii) delegates complete and sole authority to Company or its clients to defend or settle such claims, actions, or proceedings (except for claims involving the FCC); and (iii) cooperates fully with Company or its clients in the defense of any such claims.

     5. Company warrants and represents that it shall not disclose to any third party (other than its affiliated entities, directors, officers and employees, in their capacity as such) any information with respect to the financial terms and provisions of this Agreement except to the extent necessary to comply with law or the valid order of a court of competent jurisdiction.

     6. Company represents and warrants that is shall not re-sell or license the Programs or any rights under this agreement to a third party and that any such attempt shall be deemed a breach of this Agreement.

     7. Company represents and warrants that it has the full right, power, and authority to enter into and fully perform this Agreement, free and clear of claims or restrictions by any other person, entity, or governmental agency.

C.     Representations, Warranties, and Obligations of Paxson.
       -------------------------------------------------------

     1. Paxson represents and warrants that, as of the date of this Agreement, its Network will reach no less than 85,000,000 television households and that each of these households is fully capable of receiving programming during the Time Purchased.

     2. Paxson or its representative shall supply Company, prior to the start of the agreed upon service, a market list for the Network's coverage areas and identify which markets are carried via cable versus an over-the-air broadcast station.

     3. Paxson shall notify Company, immediately upon recognition, of any material technical difficulties or material picture quality inadequacies experienced during Time Purchased, to the extent that the Programming does not meet reasonable broadcast standards.

     4. Paxson shall not at any time disclose for any purpose (other than for the purpose of compliance with or enforcement of this Agreement) any terms or provisions of this Agreement or of Company's secrets or confidential technology, proprietary information, client information, prices, or any other matter or thing owned by Company or its clients, the use of disclosure of which might reasonably be construed to the contrary to the best interest of Company and its clients.

     5. Paxson shall indemnify, defend, and hold Company harmless from all liabilities, claims, costs, damages, and expenses relating to any breach by Paxson of any provision or representation in this Agreement. This indemnity shall include, but not be limited to, all reasonable costs and attorney's fees incurred in connection with any such claim.

     6. Paxson represents and warrants that it has the full right, power and authority to enter into and fully perform this Agreement, free and clear of claims or restrictions by any other person, entity or governmental agency.

D.     Survival of Provisions:
       -----------------------
          All warranties and representations contained herein shall survive any termination, cancellation, or expiration of the Term of this Agreement for the period of six months.

E.     Term:
       -----

     1. The term ("Term") of this Agreement shall be for seven (7) consecutive weeks beginning Monday, January 23, 2006 and ending on March 6, 2006. Licensee may terminate this Agreement at any time prior to September 23, 2005. In such event of termination, Licensee shall immediately refund any portions of the Licensee previously paid by Licensor to Licensee.

     2. The Company programming shall continue to be aired throughout the Term during the Time Purchased on the Network regardless of any change of controlling ownership in Paxson or Paxson Communications Corporation. Notwithstanding the foregoing, in the event of any change of controlling ownership of Paxson or Paxson Communications Corporation, Paxson shall have a right to terminate this Agreement upon two (2) months advance written notice to Company prior to commencement of the Term.

F.     Attorney's Fees
       ----------------
          In the event legal proceedings are instituted in connection with this Agreement, the prevailing party shall be entitled to an award of its reasonable attorney's fees at all trial and appellate levels.

G.     Modifications
       -------------
          The terms of this Agreement may not be changed, modified, or amended orally, except through a written instrument, signed by the party against whom the enforcement of the change, modification, or amendment is asserted.

H.     Section 507
       -----------
          Company acknowledges Section 507 of the Communications Act, which requires any employee who accepts and or agrees to accept from any person or entity (other than the network) any money, service or other valuable consideration in return for broadcasting any matter, Company shall announce in the Program(s) that the matter was paid for or furnished by the person or entity from whom the matter of compensation was received.

I.     Governing Law
       -------------
          This Agreement shall be governed by and construed in accordance with the laws of the State of Florida (including, without limitation, matters of validity, construction, effect, performance and remedies) or where applicable, by Federal Law, all as applicable to agreements made and to be performed entirely within the State of Florida.

J.     Exclusive Jurisdiction
       ----------------------
          It is expressly agreed and understood by the parties hereto that the state and federal courts of Palm Beach County, Florida shall have the sole and exclusive jurisdiction and venue over all controversies, proceedings, or other actions arising out of or in any manner related to this Agreement. The parties hereby waive any defense of lack of personal jurisdiction or improper venue with respect to such courts.

K.     Entire Agreement
       ----------------
          Company and Paxson hereby represent and warrant that no representations or warranties have been made by or relied on by either of them pertaining to the subject matter of this Agreement, other than those representations and warranties specifically set forth in this Agreement. All prior statements, representations and warranties, if any, are totally superseded and merged into this Agreement, and this Agreement represents the final and sole agreement of Company and Paxson with respect to the matters that are the subject hereof.

L.     Construction of Agreement
       -------------------------
          The parties hereto represent and warrant that all of the terms of this Agreement were negotiated at arm's length, and were prepared and executed without fraud, duress, undue influence or coercion of any kind exerted by either of Company or Paxson upon the other. The execution and delivery of this Agreement is the free and voluntary act of each Company and Paxson.

M.     Termination.
       ------------
          In addition to the rights provided to Paxson under Paragraph A.5. herein, this Agreement may be terminated prior to the expiration of the Term under the following circumstances:

     1. Violation of terms and conditions. In case of breach or violation by either party of any of the terms, conditions, or covenants undertaken in this Agreement, the innocent party shall have the right to terminate this Agreement by giving fourteen (14) days' written notice and opportunity to cure to the other party, specifying the particulars of such breach or violation (five (5) days' notice for payment default) and provided that such breach or violation is not cured within said aforementioned notice period, then this Agreement will effectively terminate at the end of said notice period; or

     2. Bankruptcy or reorganization. This Agreement shall be terminated at the option of either party if the other party files or is the subject of an involuntary petition in bankruptcy, or a petition or answer seeking reorganization or an arrangement with creditors under the bankruptcy laws in the United States, or applies for or consents to the appointment of a receiver or trustee in contemplation of its dissolution or liquidation of its assets, or makes a general assignment for the benefit of creditors, or is adjudicated bankrupt or insolvent, or indicates in writing that it is unable to pay its obligations as they mature.

N.     Notices.
       --------
          All notices given or required to be given under this Agreement shall be in writing and sent by personal delivery or overnight mail, postage prepaid, to the parties given in this Agreement or at such other addresses as may subsequently be specified in writing.

     Company        World  Golf  League,  Inc.
                    c/o  Roy  Hamlin
                    NorthStar  Vision,  Inc.
                    PO  Box  32518
                    Palm  Beach  Gardens,  FL  33420

     Paxson         Paxson  Productions,  Inc.
                    601  Clearwater  Park  Road
                    West  Palm  Beach,  FL  33401
                    Attn:  Legal  Department


O. Neither party may assign its rights or obligations under this Agreement without first receiving the advance written approval of the other party, provided however that Paxson shall have the right to assign any or all of their rights or obligations hereunder to effectuate the purposes of this Agreement, provided that such assignee agrees to assume all of Paxson's obligations to Company under this Agreement. Notwithstanding anything above to the contrary, Paxson may assign its interest in this Agreement, or any rights and obligations hereunder, without Company's consent, to an entity with which Paxson or Paxson Communications Corporation is merged or consolidated or controlled by or which acquires all or substantially all of Licensee or Paxson Communications Corporation.

P.     Force Majeure.
       -------------
          Neither party shall be liable to the other for failure to supply the Programs, failure of broadcasting services or failure to comply with any provisions of this Agreement or inability to perform any obligations provided in this Agreement, where the parties prevented from doing so by reason of acts of God, weather conditions, strikes, accidents, acts of government authorities, or other causes beyond control of such party. All requirements as to notice and other matters requiring performance within a specified period shall be automatically extended to accommodate the period during which such clause existed.


     WORLD  GOLF  LEAGUE,  INC.               PAXSON  PRODUCTIONS,  INC.

     By:  /s/  Michael  Pagnano               By:/s/ Marc Zand
          ---------------------                  -------------------------------

     Print  Name:  Michael  Pagnano           Print Name: Marc Zand
                   ----------------                      -----------------------

     Title:  CEO                              Title:General Counsel
             ---                                    ----------------------------

     Date:  07-25-05                          Date: 08-01-05
            --------                               -----------------------------

APPENDIX J


                           PERSONAL SERVICES CONTRACT
                           --------------------------

     THIS CONTRACT, made and entered into as of this     28th      day of,
                                                    ---------------
July 2005, by and between John O'Hurley, c/o Epic Sports Management, Inc. ("O'Hurley") and The World Golf League, Inc. ("Company")



     The subject of this contract is the Company's television show, "The Million Dollar Shootout" and its related marketing campaign. The contract is for one calendar year, beginning July 27th, 2005 and ending July 27th, 2006 ("the contract period"). Specifically, the parties agree to the following terms and conditions:


1.   Services to be Rendered
     -----------------------

          In consideration for the compensation set forth in paragraph (3), O'Hurley will:

               (a) Appear in Company's "The Million Dollar Shootout" as host. Company will film the show the week of October 17th, 2005. It is estimated that filming will take 5 days. (Monday October 17 thru Friday October 21st)

2.   Use of Name, Image, and Likeness
     --------------------------------

          The  parties  understand  and  agree  that  the  Company  may  use
          O'Hurley's name, image and likeness for the Company's overall marketing and promotion of the show. Company has the right to use O'Hurley's name, image, and likeness on its website. Company may use
          O'Hurley's name, image, and likeness for the full contract period, provided all payments are current. It is understood, however, that Company may begin using O'Hurley's name, image, and likeness once this contract is fully executed and the first payment of five thousand two hundred and fifty dollars ($5,250) is received.

3.   Compensation
     ------------

          Company shall pay O'Hurley a total fee of one hundred and five thousand ($105,000) in cash (7 cable episodes at $15,000 per episode) for performing the services set forth in paragraph (1) and for the use of O'Hurley's name, image and likeness as set forth in paragraph two
          (2). Payments shall be made as follows:

               a) Five thousand two hundred and fifty dollars ($5,250.00) payable within five (5) days of the contract being fully executed for the use of O'Hurley's name, image, and likeness in promoting "The Million Dollar Shootout". Once paid, this amount is non-refundable.

               b) The Second payment of fifteen thousand, seven hundred and fifty dollars ($15,750) is payable within thirty (30) days of the Contract being fully executed. Once paid, this amount is non-refundable.
               c) The final payment of Eighty four thousand dollars ($84,000) is payable within five (5) days of the completion of the shoot.

          All checks to be made payable to: Epic Sports Management, Inc., 226-5 Solana Rd, Ste 167 Ponte Vedra Beach, Fl 32082.



4.   Expenses
     --------

          Company will pay all reasonable travel expenses incurred by O'Hurley in connection with performing the services under this contract. Expenses may include, but are not limited to, first class or private air travel, accommodations, and meals.

5.   Income Taxes
     ------------

          O'Hurley is responsible for paying all income taxes incurred as a result of the compensation paid by Company for services rendered under this contract.

6.   Option to Renew
     ---------------

          The parties may mutually agree to renew this contract beyond the contract period, subject to terms and conditions acceptable to both parties.

7.   Scope of Contract
     -----------------

          The parties further understand and agree that this contract only covers the services enumerated above in paragraph one (1) and the use of O'Hurley's name, image, and likeness for the contract period as set forth in paragraph two (2). Any additional services, such as appearances, will be negotiated on a case-by-case basis.

8.   General Provisions
     ------------------

          (a) The parties are and shall be independent contractors to one another, and nothing herein shall be deemed to cause this contract to create an agency, partnership or joint venture between the parties.

          (b) Entire Contract: This contract supersedes any and all other contract, either oral or in writing, between the parties hereto with respect to the retention of O'Hurley by Company, and contains all the covenants and agreements between the parties with respect to that hiring in any manner whatsoever. Each party to this contract acknowledges that no representation, inducements, promises, or agreements, orally or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not embodied herein, and that no other agreement, statement, or promise not contained in this contract shall be valid or binding on either party, except that any other written agreement dated concurrent with or after this contract shall be valid as between the signing parties thereto.
          (c) Modifications: Any modifications of this contract will be effective only if it is in writing and signed by both parties.
          (d) Waiver: The failure of either party to insist on strict compliance with any of the terms, covenants or conditions of this contract by the other party shall not be deemed a waiver of that term, covenant or condition, nor shall any waiver or relinquishment of any right or power at any one time or times be deemed a waiver or relinquishment of that right or power for all or any other times.
          (e) Partial Invalidity: If any provision in this contract is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force without being impaired or invalidated in any way.
          (f) The obligation of either party to perform any acts hereunder shall be suspended during the period such performance is prevented by "Acts of God", war, riot, invasion, fire, accident, government interference, regulations, appropriations or rationing or any emergency beyond the control or inadvisable of either party. The party injured by the other's inability to perform may elect to terminate this contract.
          (g) In the event of an illness, emergency or unforeseen circumstance that makes it impossible for either party to perform, it is agreed that such non-performance will not be considered a default or breach by said party. However, the parties will make their best efforts to reschedule as soon as possible at a mutually agreeable time. Once a new shoot schedule is established, any remaining payments owed to O'Hurley will be made pursuant to the terms set forth above in paragraph three
               (3).
          (h) Governing Law: This contract shall be governed by the laws of the State of Florida.
          (i) Attorney's Fees: If any legal action is commenced or necessary to enforce or interpret the terms of this contract, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which the party may be entitled.

AGREED TO:

COMPANY                                           John O'Hurley

By:     /s/ Michael S. Pagnano                    By:    /s/ John O'Hurley
        ----------------------                           -----------------
Print:  Michael S. Pagnano                        Print: John O'Hurley
        ----------------------                           -----------------
Title:  CEO
        ---------------------
Date:   July 28, 2005                             Date:  July 10, 2005
        ---------------------                            -----------------